SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Fidelity Advisor Series VII, Fidelity Select Portfolios and Fidelity Covington Trust

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Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be held on September 14, 2016

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.proxyvote.com/proxy

FIDELITY ADVISOR SERIES VII

FIDELITY SELECT PORTFOLIOS

FIDELITY COVINGTON TRUST

245 Summer Street, Boston, Massachusetts 02210

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above trusts:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of the above-named trusts (the trusts) will be held at an office of the trusts, 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer Street and Dorchester Avenue, next to Boston’s South Station) on September 14, 2016, at 9:00 a.m. Eastern Time (ET). Appendix A contains a list of the funds in the trusts (the funds).

The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To elect a Board of Trustees.

2. For shareholders of certain funds, to eliminate a fundamental investment policy.

3. For shareholders of certain funds, to modify the fund’s fundamental concentration policy.

4. For each of Fidelity® Real Estate Investment Portfolio, Fidelity® Telecom and Utilities Fund, Computers Portfolio, and Health Care Portfolio, a shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity.

The Board of Trustees has fixed the close of business on July 18, 2016, as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,

MARC R. BRYANT
Secretary

July 18, 2016

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Admission to the Meeting will be on a first-come, first-served basis and will require picture identification. Shareholders arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. Fidelity reserves the right to inspect any persons or items prior to admission to the Meeting.

Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card handy.

2.	Call the toll-free number or visit the web site indicated on your proxy card.

3.	Enter the number found in the box on the front of your proxy card.

4.	Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

FIDELITY ADVISOR SERIES VII

FIDELITY SELECT PORTFOLIOS

FIDELITY COVINGTON TRUST

TO BE HELD ON SEPTEMBER 14, 2016

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of the above-named trusts (the trusts) to be used at the Special Meeting of Shareholders and at any adjournments thereof (the Meeting), to be held on September 14, 2016 at 9:00 a.m. ET at 245 Summer Street, Boston, Massachusetts 02210, an office of the trusts. Appendix A contains a list of the funds in each trust (the funds).

The following table summarizes the proposals applicable to each fund:

Proposal #	Proposal Description	Applicable Fund	Page
1.	To elect a Board of Trustees.	All funds. See Appendix A for a list of funds in each trust.	3

2.	To eliminate a fundamental investment policy.	Funds listed in Appendix B.	5

3.	To modify the fund’s fundamental concentration policy.	Funds listed in Appendix C.	7

4.	Shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity.	Fidelity Real Estate Investment Portfolio, Fidelity Telecom and Utilities Fund, Computers Portfolio, and Health Care Portfolio.	10

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about July 18, 2016. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trusts. In addition, D.F. King & Co., Inc. (D.F. King) may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds in the trusts. The funds also may also arrange to have votes recorded by telephone. D.F. King may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is detailed in Appendix D.

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted.

Unless otherwise indicated in Appendix A, (i) the expenses in connection with preparing this Proxy Statement, its enclosures, and all solicitations and (ii) the expenses associated with reimbursing brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares, will be borne by each fund, provided that the expenses do not exceed any existing expense caps. See Appendix E for current expense cap information. Expenses exceeding an expense cap will be paid by Fidelity SelectCo, LLC (SelectCo).

For funds whose management contract with SelectCo obligates SelectCo to pay certain fund level expenses, the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by SelectCo. SelectCo will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of SelectCo, each fund’s manager, is 1225 17th Street, Denver, Colorado 80202-5541. The principal business address of FMR Co., Inc., sub-adviser to each fund, except the Fidelity MSCI Consumer Discretionary Index ETF, Fidelity MSCI Consumer Staples Index ETF, Fidelity MSCI Energy Index ETF, Fidelity MSCI Financials Index ETF, Fidelity MSCI Health Care Index ETF, Fidelity MSCI Industrials Index ETF, Fidelity MSCI Information Technology Index ETF, Fidelity MSCI Materials Index ETF, Fidelity MSCI Telecommunication Services Index ETF, Fidelity MSCI Utilities Index ETF and Fidelity MSCI Real Estate Index ETF (the Fidelity Sector ETFs), is 245 Summer Street, Boston, Massachusetts 02210. The principal business address of Fidelity Distributors Corporation, each fund’s principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917. FMR Investment Management (U.K.) Limited, located at 1 St. Martin’s Le Grand, London, EC1A 4AS, United Kingdom; Fidelity Management & Research

(Hong Kong) Limited, located at Floor 19, 41 Connaught Road Central, Hong Kong; and Fidelity Management & Research (Japan) Limited, located at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, are also sub-advisers to all funds except the Fidelity Sector ETFs. In addition, FIL Investment Advisors, located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; FIL Investments (Japan) Limited, located at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo 105-6019, Japan; and FIL Investment Advisors (UK) Limited, located at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, United Kingdom are also sub-advisers to Fidelity International Real Estate Fund. The principal business address of BlackRock Fund Advisors, sub-adviser to each of the Fidelity Sector ETFs, is 400 Howard Street, San Francisco, California 94105.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by a trust, by the execution of a later-dated proxy, by a trust’s receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR Proposals 1, 2 and 3 and AGAINST Proposal 4. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

With respect to Proposal 1, one-third of each trust’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. With respect to Proposals 2, 3 and 4, one-third of the impacted fund’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at a Meeting, or if a quorum is present at a Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. However, if sufficient votes to achieve quorum on Proposal 4 have not been received, the persons named as proxy agents may vote in favor of a proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each fund and class, if applicable, issued and outstanding as of April 30, 2016 are indicated in Appendix F.

Information regarding record and/or beneficial ownership of each fund and class, as applicable, is included in Appendix G.

SelectCo has advised the trusts that certain shares are registered to SelectCo or an affiliate. To the extent that SelectCo and/or another entity or entities of which FMR LLC is the ultimate parent has discretion to vote, these shares will be voted at the Meeting FOR Proposals 1, 2 and 3 and AGAINST Proposal 4. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted. Certain funds and accounts that are managed by SelectCo or its affiliates (including funds of funds) invest in other funds and may at times have substantial investments in one or more funds. Although these funds generally intend to vote their shares of underlying funds using echo voting procedures (that is, in the same proportion as the holders of all other shares of the particular underlying fund), they reserve the right, on a case-by-case basis, to vote in another manner, which may include voting all shares as recommended by the Board.

Shareholders of record at the close of business on July 18, 2016 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

For a free copy of each fund’s annual and/or semiannual reports, contact Fidelity at 1-800-544-8544 (other than for Advisor classes), 1-877-208-0098 (Advisor classes only), or 1-800-FIDELITY (Fidelity Sector ETFs), visit Fidelity’s web sites at www.fidelity.com or www.advisor.fidelity.com, or write to Fidelity Distributors Corporation at 100 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the applicable trust voted in person or by proxy at the Meeting. Approval of Proposals 2 and 3 requires the vote of a “majority of the outstanding voting securities” of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Approval of Proposal 4 requires the affirmative vote of a majority of the shares of the appropriate fund voted in person or by proxy at the Meeting. With respect to Proposals 2, 3 and 4, votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the Proposals. With respect to Proposal 1, votes to ABSTAIN and broker non-votes will have no effect.

1.	TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of each trust. Pursuant to the provisions of the Declaration of Trust of each trust, the Trustees have determined that the number of trustees shall be fixed at five. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy. A nominee shall be elected immediately upon shareholder approval, unless he or she is proposed to begin service at a later date.

Except for Donald F. Donahue, all nominees named below are currently Trustees of each trust and have served in that capacity continuously since originally elected or appointed. Mr. Donahue is currently a member of the Advisory Board of each trust. Mr. Donahue was selected by the trusts’ Governance and Nominating Committee and was appointed as a member of the Advisory Board effective October 1, 2015. Mr. Donahue was identified as a potential candidate via a third party. Brian B. Hogan was selected by the trusts’ Governance and Nominating Committee and was appointed to the Board effective March 18, 2014. Another executive officer of FMR LLC recommended Mr. Hogan as a nominee.

Except for Mr. Donahue, each of the nominees oversees 75 funds advised by SelectCo, including the funds in this proxy statement. Mr. Donahue is currently a member of the Advisory Board of 75 funds advised by SelectCo, including the funds in this proxy statement. If elected, each Trustee will oversee 75 funds.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

The nominees you are being asked to elect as Trustees of the funds are as follows:

Interested Nominee*:

Correspondence intended for the Interested Nominee (that is, the nominee that is an interested person (as defined in the 1940 Act)) may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of Fidelity Management & Research Company (FMR) (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager. Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

*	Determined to be an “interested nominee” by virtue of, among other things, his affiliation with the trusts or various entities under common control with SelectCo.
+	The information includes the nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the nominee’s qualifications to serve as a Trustee, which led to the conclusion that the nominee should serve as a Trustee for each fund.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Member of the Advisory Board of other Fidelity funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2012-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Physicians for Human Rights (2013-present), and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016) and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present). Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006, as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith’s retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+	The information includes each nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each nominee’s qualifications to serve as a Trustee, which led to the conclusion that each nominee should serve as a Trustee for each fund.

[As of April 30, 2016, the Trustees and nominees for election as Trustees and the officers of each fund owned, in the aggregate, less than 1% of each fund’s outstanding shares.]

[During the period August 1, 2014 through May 31, 2016, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR LLC or BlackRock, Inc.]

If elected, the Trustees will hold office without limit in time, except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders’ meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees. Advisory Board Members hold office without limit in time except that any Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees.

Each trust’s Board is currently composed of one Interested Trustee and three Independent Trustees. During the funds’ most recent fiscal year, the Board met seven times for funds with most recent fiscal year ended February 29, 2016 or January 31, 2016, and six times for funds with most recent fiscal year ended July 31, 2015. Following the election, it is expected that each trust’s board will include one Interested Trustee and four Independent Trustees and will meet at least four times a year at regularly scheduled meetings. For information about the funds’ Board structure and risk oversight function, and current and proposed standing committees of the funds’ Trustees, refer to the section entitled “Board Structure and Oversight Function and Standing Committees of the Funds’ Trustees.”

The dollar range of equity securities beneficially owned as of April 30, 2016 by each nominee in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee is included in Appendix H.

Trustee compensation information for each fund covered by this proxy statement is included in Appendix I.

2.	TO ELIMINATE A FUNDAMENTAL INVESTMENT POLICY.

Fidelity Advisor® Biotechnology Fund, Fidelity Advisor® Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund, Fidelity Advisor Utilities Fund, Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Electronics Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Health Care Services Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Software and IT Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio, and Wireless Portfolio

The purpose of this proposal is to eliminate the fund’s fundamental investment policy to invest primarily in certain types of investments. With the exception of four funds as discussed below, eliminating the fundamental investment policy will not affect how the funds are managed.

Each fund listed above is designed to offer targeted exposure to the stocks of companies in specific segments of the economy, including sectors, industry groups, industries and sub-industries. Companies within a particular segment of the economy are grouped together based on their type of business. These segments are maintained by independent third-party research firms and are periodically updated to ensure the classification structure continues to represent the global equity markets.

Under Securities and Exchange Commission (SEC) rules, each fund is required to have a policy to invest, under normal circumstances, at least 80% of its assets in the particular type of investments, or in investments in the particular industry or industries, suggested by its name (this type of investment policy is commonly referred to as a “name test policy”). Each fund’s name test policy can only be changed with approval of the fund’s Board and 60 days’ prior notice to shareholders of the affected fund. Separately, each fund has also approved a policy of investing primarily in companies engaged in specified activities that are suggested by its name. Each fund’s “invest primarily” policy is fundamental, which means that it can only be changed after approval by the affected fund’s shareholders. Each fund’s fundamental “invest primarily” policy is set forth in Appendix J.

Because each fund’s fundamental “invest primarily” policy can only be changed with shareholder approval, it is difficult for the fund to update its investment policies in connection with changes to the market segment to which it offers exposure. As a result, each fund is proposing to eliminate its “invest primarily” policy. By eliminating this policy, each fund will be able to react in a timely and cost-effective manner to updates to its particular market segment that may create disconnects between the fund’s investment policies and the industry groups, industries and sub-industries in which it may invest. To the extent that changes to a market segment require a fund to modify its name test policy, shareholders will receive 60 days’ prior notice before any change is implemented. With the exception of Brokerage and Investment Management Portfolio, Medical Equipment and Systems Portfolio, Electronics Portfolio and Fidelity Advisor Electronics Fund, there is no present intention to change the way in which any fund is currently managed if the proposal is approved by that fund’s shareholders. The changes proposed would bring the funds’ policies in line with those of all other Fidelity funds.

For each of Brokerage and Investment Management Portfolio, Medical Equipment and Systems Portfolio, Electronics Portfolio and Fidelity Advisor Electronics Fund, the Board has approved certain changes to the fund’s name test policy that will take effect if shareholders approve the proposal to eliminate the fund’s fundamental “invest primarily” policy. The Board has also approved certain related changes to the funds, which are described below, together with the name test policy changes. Shareholders are not being asked to approve these changes, but if shareholders approve the elimination of a fund’s fundamental “invest primarily” policy, these changes will be implemented.

Fund	Proposed Name Change	Proposed New Name Test and Explanatory Disclosure (New language is in bold and deleted language is [bracketed].)
Brokerage and Investment Management Portfolio	Not applicable

The fund normally invests at least 80% of its assets in securities of companies principally engaged in the exchange of financial instruments, stock brokerage, commodity brokerage, investment banking, tax-advantaged investment or investment sales, investment management, or related investment advisory and financial decision support services.

These companies may include, for example, investment management firms; institutions providing custody services; investment banks; brokerage and asset management firms; financial exchanges for securities, commodities, derivatives and other financial instruments; and other financial institutions engaged in capital markets including providers of financial decision support tools, products, and ratings.

Medical Equipment and Systems Portfolio	Medical Technology and Devices Portfolio

The fund normally invests at least 80% of its assets in securities of companies principally engaged in research, development, manufacture, distribution, supply or sale of medical equipment, [and] devices, and related technologies, companies enabling drug discovery, and companies providing information technology services primarily to health care providers.

These companies may include, for example, manufacturers of health care equipment and supplies including drug delivery systems and eye care products, firms providing services directly related to the pharmaceutical and biotechnology industries, and companies providing applications, systems and/or data processing software, and IT consulting services and tools to doctors, hospitals and health care businesses.

Electronics Portfolio	Semiconductors Portfolio

The fund normally invests at least 80% of its assets in securities of companies principally engaged in the design, manufacture, or sale of semiconductors and other electronic components [electronic components (semiconductors, connectors, printed circuit boards and other components)]; equipment vendors to semiconductor and electronic component manufacturers; semiconductor and electronic component distributors; and related instruments and systems vendors [electronic instruments and electronic systems vendors].

These companies may include, for example, semiconductor and semiconductor equipment manufacturers and manufacturers of electronic equipment, instruments or components.

Fidelity Advisor Electronics Fund	Fidelity Advisor Semiconductors Fund	Same changes as Electronics Portfolio

For Brokerage and Investment Management Portfolio and Medical Equipment and Systems Portfolio, the changes will expand the universe of potential investment opportunities while remaining consistent with the fund’s general investment theme. SelectCo believes a broader investment focus for these funds will present more investment opportunities and help ensure each fund’s investment focus and strategy remains viable over the long term. These changes will also enable each fund to invest consistently with the market segment to which it offers exposure.

For Electronics Portfolio and Advisor Electronics Fund, the modification to each fund’s name test policy to focus on “semiconductors” rather than “electronics” would better communicate each fund’s long term investment focus and positioning in the marketplace. The electronics industry has evolved dramatically over the past few decades and the term “electronics” is a broad term that could apply to many companies in many different industries. In contrast, the term “semiconductors” more fully describes each fund’s investment focus on manufacturers of semiconductors and related products and of semiconductor equipment, including raw materials and equipment used for solar power.

In the event shareholders of Brokerage and Investment Management Portfolio, Medical Equipment and Systems Portfolio, Electronics Portfolio or Fidelity Advisor Electronics Fund do not approve the elimination of the fundamental “invest primarily” policy, the changes described above will not go into effect for the fund (except the name changes for Electronics Portfolio and Fidelity Advisor Electronics Fund, which will take effect whether or not the other changes are implemented). If shareholders of a fund approve the proposal, the changes described above for that fund will take effect, and future changes to the types of securities in which the fund primarily invests could also be made in the future with approval of the fund’s Board, but without shareholder approval. Shareholders would receive 60 days’ notice of any change that results in a change to the fund’s name test policy.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the elimination of the fundamental “invest primarily” policy is approved by shareholders, the change (including the additional changes described above for Brokerage and Investment Management Portfolio, Medical Equipment and Systems Portfolio, Electronics Portfolio and Fidelity Advisor Electronics Fund) will take effect on October 1, 2016, or on the first day of the month following shareholder approval if the meeting is adjourned. If Proposal 2 is not approved by a fund’s shareholders, the “invest primarily” policy will remain a fundamental policy for that fund. For funds voting on both Proposals 2 and 3, such proposals are not contingent on one another, meaning that a proposal that is approved by a fund’s shareholders will be implemented even if the other proposal is not approved for that fund.

3.	TO MODIFY THE FUND’S FUNDAMENTAL CONCENTRATION POLICY.

Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Real Estate Fund, Fidelity Advisor Technology Fund, Fidelity Advisor Utilities Fund, Banking Portfolio, Communications Equipment Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Environment and Alternative Energy Portfolio, Industrials Portfolio, IT Services Portfolio, Materials Portfolio, Fidelity International Real Estate Fund, Fidelity Real Estate Investment Portfolio, and Fidelity Telecom and Utilities Fund

The purpose of this proposal is to modify the industry concentration policy for each fund listed above to conform to the concentration policy for other Fidelity sector funds. The 1940 Act requires funds to state a policy regarding concentration of investments in a particular industry, and to make the policy fundamental (changeable only by shareholder vote). The SEC has taken the position that a fund that invests more than 25% of its total assets in a particular industry is concentrating its investments.

The funds listed above have a fundamental policy to concentrate in certain specified industries, while other Fidelity sector funds have a concentration policy that more broadly references the fund’s investment strategy. The Board, including the Independent Trustees, has approved, and recommends that shareholders approve, modification of the applicable funds’ concentration policies to match the policies used by the other Fidelity sector funds.

As described above in Proposal 2, each fund is designed to offer targeted exposure to stocks of companies in specific sector, industry, or sub-industry groups. By modifying the concentration policy as proposed, each fund’s concentration policy will remain consistent with its investment strategies, even when a fund’s investment strategies are updated to conform to changes in the market segment in which it invests. There is no present intention to change the way in which any fund is currently managed if the proposal is approved by that fund’s shareholders.

The proposed changes to each fund’s concentration policy are set forth in the chart below (new language is bold and deleted language is [bracketed]). Each fund’s concentration policy would continue to be subject to the “look through” and other interpretive disclosure included in the fund’s current statement of additional information.

Fidelity Advisor Communications Equipment Fund	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [communications equipment industries] business activities having the specific characteristics denoted by the fund.

Fidelity Advisor Consumer Discretionary Fund	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [consumer discretionary industries] business activities having the specific characteristics denoted by the fund.

Fidelity Advisor Energy Fund	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [energy industries] business activities having the specific characteristics denoted by the fund.

Fidelity Advisor Financial Services Fund	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the business activities [of the industries in the financial services sector] having the specific characteristics denoted by the fund.

Fidelity Advisor Health Care Fund	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the business activities [of the industries in the health care sector] having the specific characteristics denoted by the fund.

Fidelity Advisor Industrials Fund	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [industrials industries] business activities having the specific characteristics denoted by the fund.

Fidelity Advisor Real Estate Fund	The fund may not purchase any security if, as a result, [more than 25% of its total assets would be invested in the securities of companies having their principal business activities in the same industry, except that the fund will invest more than 25% of its total assets in the real estate industry (this limitation does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities)] less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the fund.

Fidelity Advisor Technology Fund	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the business activities [of the industries in the technology sector] having the specific characteristics denoted by the fund.

Fidelity Advisor Utilities Fund	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in [utilities industries] the business activities having the specific characteristics denoted by the fund.

Banking Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in [banking] the business activities having the specific characteristics denoted by the fund.

Communications Equipment Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [communications equipment industries] business activities having the specific characteristics denoted by the fund.

Construction and Housing Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [construction and housing industries] business activities having the specific characteristics denoted by the fund.

Consumer Discretionary Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [consumer discretionary industries] business activities having the specific characteristics denoted by the fund.

Consumer Finance Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [consumer finance industry] business activities having the specific characteristics denoted by the fund.

Consumer Staples Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [consumer staples industries] business activities having the specific characteristics denoted by the fund.

Environment and Alternative Energy Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [environment and alternative energy industries] business activities having the specific characteristics denoted by the fund.

Industrials Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [industrials industries] business activities having the specific characteristics denoted by the fund.

IT Services Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [information technology industries] business activities having the specific characteristics denoted by the fund.

Materials Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [materials industries] business activities having the specific characteristics denoted by the fund.

Fidelity International Real Estate Fund	The fund may not purchase any security if, as a result, [more than 25% of its total assets would be invested in the securities of companies having their principal business activities in the same industry, except that the fund will invest more than 25% of its total assets in the real estate industry (this limitation does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities)] less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the fund.

Fidelity Real Estate Investment Portfolio	The fund may not purchase any security if, as a result, [more than 25% of its total assets would be invested in the securities of companies having their principal business activities in the same industry, except that the fund will invest more than 25% of its total assets in the real estate industry (this limitation does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities)] less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the fund.

Fidelity Telecom and Utilities Fund	The fund may not purchase the securities of any issuer [(other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities)] if, as a result, [more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in securities of utility companies] less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the fund.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if Proposal 3 is approved by shareholders, the proposed change will take effect on October 1, 2016, or on the first day of the month following shareholder approval if the meeting is adjourned. If the modification to the fundamental concentration policy is not approved by a fund’s shareholders, the existing concentration policy will remain in effect for that fund. For funds voting on both Proposals 2 and 3, such proposals are not contingent on one another, meaning that a proposal that is approved by a fund’s shareholders will be implemented even if the other proposal is not approved for that fund.

4.	SHAREHOLDER PROPOSAL REQUESTING THAT THE BOARD OF TRUSTEES INSTITUTE PROCEDURES TO AVOID HOLDING INVESTMENTS IN COMPANIES THAT, IN MANAGEMENT’S JUDGMENT, SUBSTANTIALLY CONTRIBUTE TO GENOCIDE OR CRIMES AGAINST HUMANITY.

Fidelity Real Estate Investment Portfolio, Fidelity Telecom and Utilities Fund, Computers Portfolio, and Health Care Portfolio

Certain shareholders of Fidelity Real Estate Investment Portfolio, Fidelity Telecom and Utilities Fund, Computers Portfolio, and Health Care Portfolio (for purposes of Proposal 4 only, each a “Fund”) have advised the Funds that they intend to present the following shareholder proposal at the Meeting. For the reasons set forth after the proposal, the Board of Trustees recommends a vote “AGAINST” the proposal. No Fund is responsible for the contents of the proposal or the supporting statements. A Fund will provide the names, addresses, and shareholdings (to the Fund’s knowledge) of the proponents of a shareholder proposal upon written request sent to the Secretary of the Fund, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210, or by calling 1-617-563-9021.

Proposal

WHEREAS

We believe that:

1. Investors do not want their investments to help fund genocide.

a) While reasonable people may disagree about socially responsible investing, few want their investments to help fund genocide.

b) KRC Research’s 2010 study showed that 88% of respondents want their mutual funds to be genocide-free.

c) Millions of Fidelity investors have voted for genocide-free investing proposals, submitted by supporters of Investors Against Genocide, despite active management opposition. As many as 29% of Fidelity shareholders voted in favor in 2013 and 31% in 2008.

d) In 2012, a genocide-free investing proposal at an ING mutual fund passed decisively, 59.8% to 10.7% with 29.5% abstaining.

2. The example of PetroChina shows that current policies do not adequately support genocide-free investing because Fidelity and the funds it manages:

a) Are large and long-term investors in PetroChina. PetroChina, through its controlling shareholder, China National Petroleum Company, is Sudan’s largest business partner, thereby helping fund ongoing government-sponsored genocide and crimes against humanity.

b) Unnecessarily expose shareholders to the significant financial, operational and reputational risks of the China National Petroleum group’s operations in areas affected by genocide and mass atrocities.

c) Actively opposed earlier shareholder requests for genocide-free investing.

d) Continued to buy shares of problem companies even after becoming aware of the investments’ connection to genocide in the Darfur region of Sudan.

e) Claimed to have a policy addressing extreme human rights issues, but has taken no action to avoid problem investments.

f) Made investments in PetroChina that, while legal, are inconsistent with U.S. sanctions explicitly prohibiting transactions relating to Sudan’s petroleum industry.

3. Individuals, through ownership of shares of Fidelity funds, may inadvertently invest in companies that help support genocide. With no policy to prevent these investments, Fidelity may at any time add or increase holdings in problem companies.

4. No sound reasons prevent having a genocide-free investing policy because:

a) Ample alternative investments exist.

b) Avoiding problem companies need not have a significant effect on investment performance, as shown in Gary Brinson’s classic asset allocation study.

c) Only a handful of Fidelity’s U.S. funds would be affected, because most of Fidelity’s holdings of problem companies such as PetroChina are by Fidelity funds sold outside the U.S.

d) Appropriate disclosure can address any legal concerns regarding the exclusion of problem companies.

e) Management can easily obtain independent assessments to identify companies connected to genocide.

f) Other large financial firms such as T. Rowe Price and TIAA-CREF have avoided investments connected to genocide by divesting problem companies such as PetroChina.

5. Investor action can influence foreign governments, as in South Africa, Similar action on Talisman Energy helped end the conflict in South Sudan.

RESOLVED

Shareholders request that the Board institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

* * *

Statement of Opposition

SelectCo, as investment adviser to the Funds, seeks to achieve the best investment results for each Fund consistent with the stated investment policies of the relevant Fund. In doing so, SelectCo is obligated to limit such Fund’s investments to holdings that are lawful under the laws of the United States. The Board of Trustees has procedures in place to review SelectCo’s performance as investment adviser to the Funds, including each Fund’s compliance with all applicable laws.

United States law prohibits investments in companies owned or controlled by the government of Sudan. SelectCo is committed to complying fully with these investment sanctions and any additional investment sanctions that the United States government might enact with respect to companies doing business in Sudan or any other country.

The Board of Trustees recognizes and respects that investors, including those investing in the Funds, have other investment opportunities open to them should they wish to avoid investments in certain companies or countries. Shareholders of the Funds, however, choose to invest based on the specific stated investment policies of the relevant fund. If adopted, this proposal would limit investments by the Funds that would be lawful under the laws of the United States. For this reason, the Board of Trustees recommends that you vote AGAINST this proposal.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

TRUSTEES, ADVISORY BOARD MEMBERS AND

EXECUTIVE OFFICERS OF THE FUNDS

Brian B. Hogan, David A. Rosow, Garnett A. Smith and Michael E. Wiley are currently Trustees of each trust. Donald F. Donahue is currently a member of the Advisory Board of each trust. The executive officers of the funds include: Christopher S. Bartel, Marc R. Bryant, Jeffrey S. Christian, William C. Coffey, Jonathan Davis, Adrien E. Deberghes, Joseph DeSantis, Stephanie J. Dorsey, Howard J. Galligan III, Scott C. Goebel, James D. Gryglewicz, Mr. Hogan, Colm A. Hogan, Chris Maher, John F. Papandrea, Anthony R. Rochte, Stacie M. Smith and Renee Stagnone. Additional information about Messrs. Rosow, Garnett, Wiley and Donahue can be found in Proposal 1. Additional information about the executive officers of the funds can be found in the following table.

The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except for Mr. Rochte, correspondence intended for an executive officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present) and Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present) and Head of Global Equity Research (2010-present). Previously, Mr. Bartel served as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity’s Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin’ Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as Group Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager. Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present). Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors’ North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

BOARD STRUCTURE AND OVERSIGHT FUNCTION AND

STANDING COMMITTEES OF THE FUNDS’ TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 245 Summer Street, Boston, Massachusetts, 02210. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The funds do not hold annual meetings and therefore do not have a policy with regard to Trustees’ attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

Mr. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mr. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds’ Board oversees Fidelity’s sector portfolios. Other Boards oversee Fidelity’s equity and high income funds, and Fidelity’s investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the funds, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds’ activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds’ business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds’ exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the funds’ activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the funds’ Chief Compliance Officer (CCO), SelectCo’s internal auditor, the independent accountants, the funds’ Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further below.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Wiley currently serving as Chair. The committee normally meets at least four times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and SelectCo and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and SelectCo and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with SelectCo, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds’ CCO. The committee (i) serves as the primary point of contact for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO’s compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by SelectCo. The committee held eight meetings, eight meetings, and nine meetings during the fiscal years ended July 31, 2015, January 31, 2016, and February 29, 2016, respectively.

The Audit Committee is composed of all of the Independent Trustees, with Mr. Rosow currently serving as Chair. All committee members must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one committee member will be an “audit committee financial expert” as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair. The committee meets separately at least annually with the funds’ Treasurer, with the funds’ Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, and with the funds’ outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds’ service providers (to the extent such controls impact the funds’ financial statements); (ii) the funds’ auditors and the annual audits of the funds’ financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund’s financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the auditor independence regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds’ service providers’ internal controls and reviews the adequacy and effectiveness of the service providers’ accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds’ ability to record, process, summarize, and report financial data; (ii) any change in the fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund’s internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds’ or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds’ financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds’ financial reporting process, will discuss with SelectCo, the funds’ Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with SelectCo, the funds’ outside auditor, internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds’ financial statements. The committee will review periodically the funds’ major internal controls exposures and the steps that have been taken to monitor and control such exposures. The committee held four meetings during each fund’s most recent fiscal year.

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Wiley currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the SelectCo Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the SelectCo Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the SelectCo Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the SelectCo Fair Value Committee and Fidelity Service Company, Inc. The committee held four meetings during each fund’s most recent fiscal year.

The Governance and Nominating Committee is composed of all of the Independent Trustees, with Mr. Wiley currently serving as Chair. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds’ or the Board of Trustees’ policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee’s scope of responsibilities, and may retain, at the funds’ expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of SelectCo and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds’ complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. A current copy of the Governance and Nominating Committee Charter is available on Fidelity’s website (www.fidelity.com) and is attached as Exhibit 1. The committee held four meetings during each fund’s most recent fiscal year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP (PwC) or Deloitte & Touche LLP (Deloitte), the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, Deloitte Entities), has been selected as the independent registered public accounting firm for the funds, as indicated in Appendix A. PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board Rules, have confirmed to the Audit Committee of each trust, as applicable, that they are the independent registered public accounting firms with respect to the funds.

The independent registered public accounting firms audit annual financial statements for the funds and provide other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte Entities are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Each trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

Each trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Audit Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to SelectCo and entities controlling, controlled by, or under common control with SelectCo (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds (Fund Service Providers) that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) are reported to the Audit Committee on a periodic basis.

Each trust’s Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with

Public Company Accounting Oversight Board rules, regarding their independence from the funds and their related entities and SelectCo’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

For the fiscal year ended July 31, 2013 for each of Fidelity International Real Estate Fund and Fidelity Real Estate Investment Portfolio, the firm of PwC acted as each fund’s independent registered public accounting firm. Effective January 14, 2014, the Independent Trustees selected the firm of Deloitte as the independent registered public accounting firm for Fidelity International Real Estate Fund and Fidelity Real Estate Investment Portfolio beginning with each fund’s fiscal year ended July 31, 2014, upon the recommendation of each fund’s Audit Committee.

The independent registered public accounting firm’s audit reports for the fiscal year ended July 31, 2013 for Fidelity International Real Estate Fund and Fidelity Real Estate Investment Portfolio did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between each fund and the independent registered public accounting firm on accounting principles or practices, financial statement disclosures, or audit scope or procedures, which if not resolved to the satisfaction of the independent registered public accounting firm would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such year.

Fees and Services

Appendix K presents fees billed by PwC and Deloitte Entities in each of the last two fiscal years for services rendered to the funds.

Appendix L presents fees billed by PwC and Deloitte Entities that were required to be approved by each trust’s Audit Committee for services that relate directly to the operations and financial reporting of the funds and that are rendered on behalf of Fund Service Providers.

Appendix M presents the aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds.

There were no non-audit services approved or required to be approved by the trusts’ Audit Committee pursuant to the de minimis exception during the funds’ last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trusts do not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND

VOTING TRUSTEES AND THEIR NOMINEES

Please advise Fidelity Advisor Series VII, Fidelity Select Portfolios or for the Fidelity Sector ETFs, Fidelity Covington Trust, in care of Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, Massachusetts 02210, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

Sector Portfolios

Governance and Nominating Committee Charter

A.	Background

The investment companies managed by Fidelity SelectCo, LLC (collectively with its affiliates, “Fidelity”) comprising the Sector Portfolios of the Fidelity Funds are referred to as the “Funds”1; the Boards of Trustees of the Funds are referred to collectively as the “Board of Trustees” and the members are referred to as the “Trustees”; Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) of the Funds are referred to as the “Independent Trustees”; and committees of the Boards of Trustees are referred to as “Board Committees”. The Board of Trustees, including at least a majority of the Independent Trustees, have adopted this Charter, which may from time to time be amended or supplemented by vote of the Board of Trustees, including at least a majority of the Independent Trustees, upon the recommendation of the Governance and Nominating Committee.

B.	Organization

This Section II describes the organization and governance functions of the Governance and Nominating Committee (the “Committee”).

(1)	Composition of the Committee

The Committee shall be comprised solely of Independent Trustees. The members of the Committee, other than the Chair of the Committee, will be determined annually by vote of the Independent Trustees upon the recommendation of the Committee. If a Vice Chair of the Independent Trustees has been designated, such Vice Chair will normally serve on the Committee.

(2)	Chair; Functions of the Chair

The Chair of the Committee (the “Chair”) shall be an Independent Trustee and shall serve as lead Independent Trustee. The Chair shall be elected by majority vote of the Independent Trustees, and shall serve for a term of four years, subject to extension on a year-to-year basis by vote of the Independent Trustees. A majority of the members of the Committee may designate an acting lead Independent Trustee (and thus acting Chair of the Committee) in the absence of such Chair and any Vice Chair. If less than all ITs are members, following the expiration of the Chair’s term, he or she shall retire from the Committee for at least one year.

The Chair shall have the following responsibilities:

(a) The Chair shall preside at all meetings of the Committee and shall be responsible for preparing meeting agendas. The Vice Chair, if any, or in such Vice Chair’s absence, any designated acting or other lead Independent Trustee alternate will preside in the Committee Chair’s absence.

(b) The Chair shall serve as Chair of the Operations Committee.

(c) The Chair shall serve as the principal liaison between the Independent Trustees and the management of Fidelity.

(d) At meetings of the Operations Committee or the full Board of Trustees, the Chair will report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

(e) The Chair may make temporary assignments of members and chairs of other Board Committees to fill vacancies or to provide for absences.

(f) The Chair will coordinate with counsel for the Funds and/or counsel to the Independent Trustees on matters requiring legal advice.

(3)	Meetings and Procedures of the Committee

(a) The Committee may determine its own rules of procedure, which shall be consistent with the Declaration of Trust of each Fund (or other charter document of the Fund), the Bylaws of such Fund and this Charter. The Committee shall meet at least four times annually or more frequently as circumstances require. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

[1]	The Term “Funds” includes all of the Funds managed by Fidelity SelectCo, LLC.

(b) A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of Trustees required for approval of such action at a meeting of Trustees consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

(c) The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate. No subcommittee shall consist of fewer than two members. The Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee or the Independent Trustees as a whole.

(d) The Committee may request that any trustees, officers or employees of a Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

(e) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of each Fund and delivered to the Board of Trustees, including a description of all actions taken by the Committee.

(4)	Consultants; Investigations and Studies; Outside Advisers

The Committee shall have the authority to carry out its duties and responsibilities as set forth in this Charter. The Committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Funds’ expense, such independent counsel or other advisers as it deems necessary.

(5)	Particular Actions of the Committee

The Committee will:

(a) Periodically review Board and Committee procedures and Committee Charters.

(b) Periodically review Trustee compensation, and recommend any changes deemed by the Committee to be appropriate.

(c) Monitor corporate governance matters and make recommendations to the Board.

(d) Make recommendations on the frequency and structure of Board of Trustees meetings.

(e) Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

(f) Make recommendations as to the size and members, the chair, vice chair if any, alternate presiding members and alternate members of each standing or ad hoc Board Committee. The members and the chair of each Board Committee will be as determined by majority vote of the Independent Trustees upon the recommendation of the Committee. It is anticipated that members and chairs of any Committee will be designated annually (other than Chairs of the Operations Committee and the Governance and Nominating Committee), with membership periodically rotated to give Independent Trustees the opportunity to broaden their experience. Rotation will be accomplished in a manner that provides reasonable continuity of membership.

(g) Review the annual calendar of Board Committee meetings and the schedule for consideration of routine or recurring matters.

(h) Make recommendations on the requirements for, and means of, Board of Trustees orientation and training.

(i) Act as administrative committee under the Funds’ fee deferral plan for Independent Trustees.

(j) Monitor the performance of legal counsel employed by the Funds and the Independent Trustees, and be responsible for the supervision of counsel for the Independent Trustees. The selection and oversight of fund counsel shall be the joint responsibility of the Committee and Fidelity. On behalf of the Independent Trustees, the Committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise.

(k) Be responsible for oversight of Independent Trustees administrative matters, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events.

(l) Monitor compliance with, act as the administrator of, and make determinations in respect of (a) the provisions of the Code of Ethics applicable to the Independent Trustees, and (b) supplemental policies adopted by the Independent Trustees in respect of personal securities transactions of Independent Trustees.

(m) Monitor the functioning of the Board Committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board Committees.

(n) Monitor regulatory and other developments to determine whether to recommend modifications to the Committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The Committee will report regularly to the Independent Trustees with respect to these activities.

(o) Recommend that the Board establish such special or ad hoc Board Committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee’s power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual trustee/ director, to make such a recommendation at any time.

(6)	Self-Evaluation of the Board of Trustees

The Committee shall be responsible for overseeing the annual self-evaluation of the Board of Trustees. The Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this oversight, the Committee shall address all matters that the Committee considers relevant to the Board of Trustees’ performance.

The Committee shall report to the Board of Trustees on the results of its evaluation, including any recommended amendments to the principles of governance, and any recommended changes to the Funds’ or the Board of Trustees’ policies, procedures and structures. This report may be written or oral.

C.	Nominating Committee Function

This Section III describes the nominating committee functions of the Committee.

(1)	Identification of Candidates

The Committee will:

(a) Review periodically the size and composition of the Board of Trustees as a whole and recommend, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law.

(b) Periodically review the Independent Trustees’ Statement of Policy on Criteria for Selecting Independent Trustees (“Statement of Policy”), which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Committee.

(c) Make nominations for the appointment or election of Independent Trustees in accordance with the Statement of Policy. The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be “disinterested” in terms of both the letter and spirit of the Investment Company Act.

(d) Make nominations for the appointment of any non-management member of any Advisory Board which the Board of Trustees shall have from time to time established. Each member of any Advisory Board shall serve at the pleasure of the Board of Trustees. Any Advisory Board shall be distinct from the Board of Trustees and shall serve such advisory functions as to investments and such other roles as may be designated by the Board of Trustees, but shall have no power to determine that any security or other investment shall be purchased or sold by any fund. In the discretion of the Board of Trustees, each Advisory Board member may be indemnified in respect of claims arising in connection with his or her services as such. Any member of an Advisory Board shall be compensated in accordance with policies in respect thereof adopted by the Board of Trustees. Service by a person on an Advisory Board shall not preclude such person’s subsequent service as a Trustee.

(e) Consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chair in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Funds. If the Committee retains a search firm, the Chair will generally forward such submissions to the search firm for evaluation unless the Committee concludes that the credentials of such candidate are not consistent with the criteria that are to be applied by the Committee in such search.

(2)	Selection of the Chair, etc.

(a) The Chair (and thus the lead Independent Trustee of the Funds) will be chosen as follows: The Committee will nominate a selection committee, subject to approval by a majority vote of the Independent Trustees, which will interview individual Independent Trustees. The selection committee will select and recommend to the Independent Trustees one or more potential candidates. The Chair will be elected by a majority vote of the Independent Trustees.

(b) A Vice Chair of the Committee may be chosen in the discretion of the Independent Trustees by majority vote of the Independent Trustees. If elected, such Vice Chair shall serve such functions as may from time to time be designated by the Chair, and shall preside in such Chair’s absence.

APPENDIX A

List of trusts and funds, most recent fiscal year ends, and fund auditors.

TRUST/Fund	Auditor[1]	FYE
FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	Deloitte	7/31/15
Fidelity Advisor Communications Equipment Fund	Deloitte	7/31/15
Fidelity Advisor Consumer Discretionary Fund	Deloitte	7/31/15
Fidelity Advisor Electronics Fund	Deloitte	7/31/15
Fidelity Advisor Energy Fund	Deloitte	7/31/15
Fidelity Advisor Financial Services Fund	Deloitte	7/31/15
Fidelity Advisor Health Care Fund	Deloitte	7/31/15
Fidelity Advisor Industrials Fund	Deloitte	7/31/15
Fidelity Advisor Real Estate, Fund	Deloitte	7/31/15
Fidelity Advisor Technology Fund	Deloitte	7/31/15
Fidelity Advisor Utilities Fund	Deloitte	7/31/15

FIDELITY SELECT PORTFOLIOS
Air Transportation Portfolio	PwC	2/29/16
Automotive Portfolio	PwC	2/29/16
Banking Portfolio	PwC	2/29/16
Biotechnology Portfolio	PwC	2/29/16
Brokerage and Investment Management Portfolio	PwC	2/29/16
Chemicals Portfolio	PwC	2/29/16
Communications Equipment Portfolio	PwC	2/29/16
Computers Portfolio	PwC	2/29/16
Construction and Housing Portfolio	PwC	2/29/16
Consumer Discretionary Portfolio	PwC	2/29/16
Consumer Finance Portfolio	PwC	2/29/16
Consumer Staples Portfolio[2]	PwC	2/29/16
Defense and Aerospace Portfolio	PwC	2/29/16
Electronics Portfolio	PwC	2/29/16
Energy Portfolio	PwC	2/29/16
Energy Service Portfolio	PwC	2/29/16
Environment and Alternative Energy Portfolio	PwC	2/29/16
Financial Services Portfolio	PwC	2/29/16
Gold Portfolio[2]	PwC	2/29/16
Health Care Portfolio	PwC	2/29/16
Health Care Services Portfolio	PwC	2/29/16
Industrial Equipment Portfolio	PwC	2/29/16
Industrials Portfolio	PwC	2/29/16
Insurance Portfolio	PwC	2/29/16
IT Services Portfolio	PwC	2/29/16
Leisure Portfolio	PwC	2/29/16
Materials Portfolio[2]	PwC	2/29/16
Medical Equipment and Systems Portfolio	PwC	2/29/16
Multimedia Portfolio	PwC	2/29/16

Natural Gas Portfolio	PwC	2/29/16
Natural Resources Portfolio	PwC	2/29/16
Pharmaceuticals Portfolio	PwC	2/29/16
Retailing Portfolio	PwC	2/29/16
Software and IT Services Portfolio	PwC	2/29/16
Technology Portfolio	PwC	2/29/16
Telecommunications Portfolio[2]	PwC	2/29/16
Transportation Portfolio	PwC	2/29/16
Utilities Portfolio	PwC	2/29/16
Wireless Portfolio	PwC	2/29/16
Fidelity International Real Estate Fund[2]	Deloitte	7/31/15
Fidelity Real Estate Investment Portfolio	Deloitte	7/31/15
Fidelity Telecom and Utilities Fund	PwC	1/31/16

FIDELITY COVINGTON TRUST
Fidelity MSCI Consumer Discretionary Index ETF[3]	Deloitte	7/31/15
Fidelity MSCI Consumer Staples Index ETF[3]	Deloitte	7/31/15
Fidelity MSCI Energy Index ETF[3]	Deloitte	7/31/15
Fidelity MSCI Financials Index ETF[3]	Deloitte	7/31/15
Fidelity MSCI Health Care Index ETF[3]	Deloitte	7/31/15
Fidelity MSCI Industrials Index ETF[3]	Deloitte	7/31/15
Fidelity MSCI Information Technology Index ETF[3]	Deloitte	7/31/15
Fidelity MSCI Materials Index ETF[3]	Deloitte	7/31/15
Fidelity MSCI Telecommunication Services Index ETF[3]	Deloitte	7/31/15
Fidelity MSCI Utilities Index ETF[3]	Deloitte	7/31/15
Fidelity MSCI Real Estate Index ETF[3]	Deloitte	7/31/15

[1]	“PwC” refers to PricewaterhouseCoopers LLP and “Deloitte” refers to Deloitte & Touche LLP.
[2]	Retail and Advisor classes
[3]	Expenses in connection with preparing this proxy statement and all solicitations will be borne by the fund’s investment adviser.

APPENDIX B

Shareholders of each of the following funds will be voting on Proposal 2:

TRUST/Fund

FIDELITY ADVISOR SERIES VII

Fidelity Advisor Biotechnology Fund

Fidelity Advisor Communications Equipment Fund

Fidelity Advisor Consumer Discretionary Fund

Fidelity Advisor Electronics Fund

Fidelity Advisor Energy Fund

Fidelity Advisor Financial Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Industrials Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Utilities Fund

FIDELITY SELECT PORTFOLIOS

Air Transportation Portfolio

Automotive Portfolio

Banking Portfolio

Biotechnology Portfolio

Brokerage and Investment Management Portfolio

Chemicals Portfolio

Communications Equipment Portfolio

Computers Portfolio

Construction and Housing Portfolio

Consumer Discretionary Portfolio

Consumer Finance Portfolio

Consumer Staples Portfolio

Defense and Aerospace Portfolio

Electronics Portfolio

Energy Portfolio

Energy Service Portfolio

Environment and Alternative Energy Portfolio

Financial Services Portfolio

Gold Portfolio

Health Care Portfolio

Health Care Services Portfolio

Industrial Equipment Portfolio

Industrials Portfolio

Insurance Portfolio

IT Services Portfolio

Leisure Portfolio

Materials Portfolio

Medical Equipment and Systems Portfolio

Multimedia Portfolio

Natural Gas Portfolio

Natural Resources Portfolio

Pharmaceuticals Portfolio

Retailing Portfolio

Software and IT Services Portfolio

Technology Portfolio

Telecommunications Portfolio

Transportation Portfolio

Utilities Portfolio

Wireless Portfolio

APPENDIX C

Shareholders of each of the following funds will be voting on Proposal 3:

TRUST/Fund

FIDELITY ADVISOR SERIES VII

Fidelity Advisor Communications Equipment Fund

Fidelity Advisor Consumer Discretionary Fund

Fidelity Advisor Energy Fund

Fidelity Advisor Financial Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Industrials Fund

Fidelity Advisor Real Estate Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Utilities Fund

FIDELITY SELECT PORTFOLIOS

Banking Portfolio

Communications Equipment Portfolio

Construction and Housing Portfolio

Consumer Discretionary Portfolio

Consumer Finance Portfolio

Consumer Staples Portfolio

Environment and Alternative Energy Portfolio

Industrials Portfolio

IT Services Portfolio

Materials Portfolio

Fidelity International Real Estate Fund

Fidelity Real Estate Investment Portfolio

Fidelity Telecom and Utilities Fund

APPENDIX D

Estimated aggregate costs for services to be provided by D.F. King to receive votes over the phone and to call and solicit votes are stated below.

TRUST/Fund	Estimated aggregate cost for D.F. King to call and solicit votes	Estimated aggregate cost for D.F. King to receive votes over the phone
FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	$60,000	$15,000
Fidelity Advisor Communications Equipment Fund	$1,100	$275
Fidelity Advisor Consumer Discretionary Fund	$21,000	$5,250
Fidelity Advisor Electronics Fund	$12,000	$3,000
Fidelity Advisor Energy Fund	$150,000	$37,500
Fidelity Advisor Financial Services Fund	$60,000	$15,000
Fidelity Advisor Health Care Fund	$136,000	$34,000
Fidelity Advisor Industrials Fund	$100,000	$25,000
Fidelity Advisor Real Estate Fund	$190,000	$47,500
Fidelity Advisor Technology Fund	$190,000	$47,500
Fidelity Advisor Utilities Fund	$70,000	$17,500

FIDELITY SELECT PORTFOLIOS
Air Transportation Portfolio	$1,100	$275
Automotive Portfolio	$1,100	$275
Banking Portfolio	$1,100	$275
Biotechnology Portfolio	$1,100	$275
Brokerage and Investment Management Portfolio	$3,400	$850
Chemicals Portfolio	$1,100	$275
Communications Equipment Portfolio	$40,000	$10,000
Computers Portfolio	$1,100	$275
Construction and Housing Portfolio	$1,100	$275
Consumer Discretionary Portfolio	$1,100	$275
Consumer Finance Portfolio	$1,100	$275
Consumer Staples Portfolio[1]	$80,000	$20,000
Defense and Aerospace Portfolio	$1,100	$275
Electronics Portfolio	$26,000	$6,500
Energy Portfolio	$1,100	$275
Energy Service Portfolio	$1,100	$275
Environment and Alternative Energy Portfolio	$26,000	$6,500
Financial Services Portfolio	$1,100	$275
Gold Portfolio[1]	$1,100	$275
Health Care Portfolio	$1,100	$275
Health Care Services Portfolio	$1,100	$275
Industrial Equipment Portfolio	$2,100	$525
Industrials Portfolio	$1,100	$275
Insurance Portfolio	$1,100	$275

IT Services Portfolio	$1,100	$275
Leisure Portfolio	$1,100	$275
Materials Portfolio[1]	$100,000	$25,000
Medical Equipment and Systems Portfolio	$3,400	$850
Multimedia Portfolio	$1,100	$275
Natural Gas Portfolio	$40,000	$10,000
Natural Resources Portfolio	$40,000	$10,000
Pharmaceuticals Portfolio	$1,100	$275
Retailing Portfolio	$1,100	$275
Software and IT Services Portfolio	$1,100	$275
Technology Portfolio	$1,100	$275
Telecommunications Portfolio[1]	$1,100	$275
Transportation Portfolio	$1,100	$275
Utilities Portfolio	$1,100	$275
Wireless Portfolio	$1,100	$275
Fidelity International Real Estate Fund[1]	$150,000	$37,500
Fidelity Real Estate Investment Portfolio	$220,000	$55,000
Fidelity Telecom and Utilities Fund	$60,000	$15,000

FIDELITY COVINGTON TRUST
Fidelity MSCI Consumer Discretionary Index ETF	$0	$0
Fidelity MSCI Consumer Staples Index ETF	$0	$0
Fidelity MSCI Energy Index ETF	$0	$0
Fidelity MSCI Financials Index ETF	$0	$0
Fidelity MSCI Health Care Index ETF	$0	$0
Fidelity MSCI Industrials Index ETF	$0	$0
Fidelity MSCI Information Technology Index ETF	$0	$0
Fidelity MSCI Materials Index ETF	$0	$0
Fidelity MSCI Telecommunication Services Index ETF	$0	$0
Fidelity MSCI Utilities Index ETF	$0	$0
Fidelity MSCI Real Estate Index ETF	$0	$0

[1]	Retail and Advisor classes

APPENDIX E

For each of the funds and classes below, each fund’s investment adviser has voluntarily agreed to reimburse fund shares to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed the following rates. Voluntary arrangements may be discontinued at any time.

TRUST/Fund	Current Expense Cap
FIDELITY ADVISOR SERIES VII

Fidelity Advisor Biotechnology Fund: Class A	1.40%
Fidelity Advisor Biotechnology Fund: Class C	2.15%
Fidelity Advisor Biotechnology Fund: Class T	1.65%
Fidelity Advisor Biotechnology Fund: Institutional Class	1.15%
Fidelity Advisor Communications Equipment Fund: Class A	1.40%
Fidelity Advisor Communications Equipment Fund: Class C	2.15%
Fidelity Advisor Communications Equipment Fund: Class T	1.65%
Fidelity Advisor Communications Equipment Fund: Institutional Class	1.15%
Fidelity Advisor Consumer Discretionary Fund: Class A	1.40%
Fidelity Advisor Consumer Discretionary Fund: Class C	2.15%
Fidelity Advisor Consumer Discretionary Fund: Class T	1.65%
Fidelity Advisor Consumer Discretionary Fund: Institutional Class	1.15%
Fidelity Advisor Electronics Fund: Class A	1.40%
Fidelity Advisor Electronics Fund: Class C	2.15%
Fidelity Advisor Electronics Fund: Class T	1.65%
Fidelity Advisor Electronics Fund: Institutional Class	1.15%
Fidelity Advisor Energy Fund: Class A	1.40%
Fidelity Advisor Energy Fund: Class C	2.15%
Fidelity Advisor Energy Fund: Class T	1.65%
Fidelity Advisor Energy Fund: Institutional Class	1.15%
Fidelity Advisor Financial Services Fund: Class A	1.40%
Fidelity Advisor Financial Services Fund: Class C	2.15%
Fidelity Advisor Financial Services Fund: Class T	1.65%
Fidelity Advisor Financial Services Fund: Institutional Class	1.15%
Fidelity Advisor Health Care Fund: Class A	1.40%
Fidelity Advisor Health Care Fund: Class C	2.15%
Fidelity Advisor Health Care Fund: Class T	1.65%
Fidelity Advisor Health Care Fund: Institutional Class	1.15%
Fidelity Advisor Industrials Fund: Class A	1.40%

Current Expense Cap
Fidelity Advisor Industrials Fund: Class C	2.15%
Fidelity Advisor Industrials Fund: Class T	1.65%
Fidelity Advisor Industrials Fund: Institutional Class	1.15%
Fidelity Advisor Real Estate Fund: Class A	1.25%
Fidelity Advisor Real Estate Fund: Class C	2.00%
Fidelity Advisor Real Estate Fund: Class T	1.50%
Fidelity Advisor Real Estate Fund: Institutional Class	1.00%
Fidelity Advisor Technology Fund: Class A	1.40%
Fidelity Advisor Technology Fund: Class C	2.15%
Fidelity Advisor Technology Fund: Class T	1.65%
Fidelity Advisor Technology Fund: Institutional Class	1.15%
Fidelity Advisor Utilities Fund: Class A	1.40%
Fidelity Advisor Utilities Fund: Class C	2.15%
Fidelity Advisor Utilities Fund: Class T	1.65%
Fidelity Advisor Utilities Fund: Institutional Class	1.15%

FIDELITY SELECT PORTFOLIOS

Air Transportation Portfolio	1.15%
Automotive Portfolio	1.15%
Banking Portfolio	1.15%
Biotechnology Portfolio	1.15%
Brokerage and Investment Management Portfolio	1.15%
Chemicals Portfolio	1.15%
Communications Equipment Portfolio	1.15%
Computers Portfolio	1.15%
Construction and Housing Portfolio	1.15%
Consumer Discretionary Portfolio	1.15%
Consumer Finance Portfolio	1.15%
Consumer Staples Portfolio (retail class)	1.15%
Fidelity Advisor Consumer Staples Fund: Class A	1.40%
Fidelity Advisor Consumer Staples Fund: Class C	2.15%
Fidelity Advisor Consumer Staples Fund: Class T	1.65%
Fidelity Advisor Consumer Staples Fund: Institutional Class	1.15%
Defense and Aerospace Portfolio	1.15%
Electronics Portfolio	1.15%
Energy Portfolio	1.15%
Energy Service Portfolio	1.15%
Environment and Alternative Energy Portfolio	1.15%
Financial Services Portfolio	1.15%
Gold Portfolio (retail class)	1.15%
Fidelity Advisor Gold Fund: Class A	1.40%

Current Expense Cap
Fidelity Advisor Gold Fund: Class C	2.15%
Fidelity Advisor Gold Fund: Class T	1.65%
Fidelity Advisor Gold Fund: Institutional Class	1.15%
Health Care Portfolio	1.15%
Health Care Services Portfolio	1.15%
Industrial Equipment Portfolio	1.15%
Industrials Portfolio	1.15%
Insurance Portfolio	1.15%
IT Services Portfolio	1.15%
Leisure Portfolio	1.15%
Materials Portfolio (retail class)	1.15%
Fidelity Advisor Materials Fund: Class A	1.40%
Fidelity Advisor Materials Fund: Class C	2.15%
Fidelity Advisor Materials Fund: Class T	1.65%
Fidelity Advisor Materials Fund: Institutional Class	1.15%
Medical Equipment and Systems Portfolio	1.15%
Multimedia Portfolio	1.15%
Natural Gas Portfolio	1.15%
Natural Resources Portfolio	1.15%
Pharmaceuticals Portfolio	1.15%
Retailing Portfolio	1.15%
Software and IT Services Portfolio	1.15%
Technology Portfolio	1.15%
Telecommunications Portfolio (retail class)	1.15%
Fidelity Advisor Telecommunications Fund: Class A	1.40%
Fidelity Advisor Telecommunications Fund: Class C	2.15%
Fidelity Advisor Telecommunications Fund: Class T	1.65%
Fidelity Advisor Telecommunications Fund: Institutional Class	1.15%
Transportation Portfolio	1.15%
Utilities Portfolio	1.15%
Wireless Portfolio	1.15%
Fidelity International Real Estate Fund (retail class)	1.20%
Fidelity Advisor International Real Estate Fund: Class A	1.45%
Fidelity Advisor International Real Estate Fund: Class C	2.20%
Fidelity Advisor International Real Estate Fund: Class T	1.70%
Fidelity Advisor International Real Estate Fund: Institutional Class	1.20%
Fidelity Real Estate Investment Portfolio	n/a
Fidelity Telecom and Utilities Fund	n/a

APPENDIX F

Information regarding the number of shares of each fund and class, as applicable, of each trust issued and outstanding is provided below.

TRUST/Fund	Number of Shares Outstanding as of April 30, 2016
FIDELITY ADVISOR SERIES VII

Fidelity Advisor Biotechnology Fund: Class A
Fidelity Advisor Biotechnology Fund: Class C
Fidelity Advisor Biotechnology Fund: Class T
Fidelity Advisor Biotechnology Fund: Institutional Class
Fidelity Advisor Communications Equipment Fund: Class A
Fidelity Advisor Communications Equipment Fund: Class C
Fidelity Advisor Communications Equipment Fund: Class T
Fidelity Advisor Communications Equipment Fund: Institutional Class
Fidelity Advisor Consumer Discretionary Fund: Class A
Fidelity Advisor Consumer Discretionary Fund: Class C
Fidelity Advisor Consumer Discretionary Fund: Class T
Fidelity Advisor Consumer Discretionary Fund: Institutional Class
Fidelity Advisor Electronics Fund: Class A
Fidelity Advisor Electronics Fund: Class C
Fidelity Advisor Electronics Fund: Class T
Fidelity Advisor Electronics Fund: Institutional Class
Fidelity Advisor Energy Fund: Class A
Fidelity Advisor Energy Fund: Class C
Fidelity Advisor Energy Fund: Class T
Fidelity Advisor Energy Fund: Institutional Class
Fidelity Advisor Financial Services Fund: Class A
Fidelity Advisor Financial Services Fund: Class C
Fidelity Advisor Financial Services Fund: Class T
Fidelity Advisor Financial Services Fund: Institutional Class
Fidelity Advisor Health Care Fund: Class A
Fidelity Advisor Health Care Fund: Class C
Fidelity Advisor Health Care Fund: Class T
Fidelity Advisor Health Care Fund: Institutional Class
Fidelity Advisor Industrials Fund: Class A
Fidelity Advisor Industrials Fund: Class C

Number of Shares Outstanding as of April 30, 2016
Fidelity Advisor Industrials Fund: Class T
Fidelity Advisor Industrials Fund: Institutional Class
Fidelity Advisor Real Estate Fund: Class A
Fidelity Advisor Real Estate Fund: Class C
Fidelity Advisor Real Estate Fund: Class T
Fidelity Advisor Real Estate Fund: Institutional Class
Fidelity Advisor Technology Fund: Class A
Fidelity Advisor Technology Fund: Class C
Fidelity Advisor Technology Fund: Class T
Fidelity Advisor Technology Fund: Institutional Class
Fidelity Advisor Utilities Fund: Class A
Fidelity Advisor Utilities Fund: Class C
Fidelity Advisor Utilities Fund: Class T
Fidelity Advisor Utilities Fund: Institutional Class

FIDELITY SELECT PORTFOLIOS

Air Transportation Portfolio
Automotive Portfolio
Banking Portfolio
Biotechnology Portfolio
Brokerage and Investment Management Portfolio
Chemicals Portfolio
Communications Equipment Portfolio
Computers Portfolio
Construction and Housing Portfolio
Consumer Discretionary Portfolio
Consumer Finance Portfolio
Consumer Staples Portfolio (retail class)
Fidelity Advisor Consumer Staples Fund: Class A
Fidelity Advisor Consumer Staples Fund: Class C
Fidelity Advisor Consumer Staples Fund: Class T
Fidelity Advisor Consumer Staples Fund: Institutional Class
Defense and Aerospace Portfolio
Electronics Portfolio
Energy Portfolio
Energy Service Portfolio
Environment and Alternative Energy Portfolio
Financial Services Portfolio
Gold Portfolio (retail class)
Fidelity Advisor Gold Fund: Class A

Number of Shares Outstanding as of April 30, 2016
Fidelity Advisor Gold Fund: Class C
Fidelity Advisor Gold Fund: Class T
Fidelity Advisor Gold Fund: Institutional Class
Health Care Portfolio
Health Care Services Portfolio
Industrial Equipment Portfolio
Industrials Portfolio
Insurance Portfolio
IT Services Portfolio
Leisure Portfolio
Materials Portfolio (retail class)
Fidelity Advisor Materials Fund: Class A
Fidelity Advisor Materials Fund: Class C
Fidelity Advisor Materials Fund: Class T
Fidelity Advisor Materials Fund: Institutional Class
Medical Equipment and Systems Portfolio
Multimedia Portfolio
Natural Gas Portfolio
Natural Resources Portfolio
Pharmaceuticals Portfolio
Retailing Portfolio
Software and IT Services Portfolio
Technology Portfolio
Telecommunications Portfolio (retail class)
Fidelity Advisor Telecommunications Fund: Class A
Fidelity Advisor Telecommunications Fund: Class C
Fidelity Advisor Telecommunications Fund: Class T
Fidelity Advisor Telecommunications Fund: Institutional Class
Transportation Portfolio
Utilities Portfolio
Wireless Portfolio
Fidelity International Real Estate Fund (retail class)
Fidelity Advisor International Real Estate Fund: Class A
Fidelity Advisor International Real Estate Fund: Class C
Fidelity Advisor International Real Estate Fund: Class T
Fidelity Advisor International Real Estate Fund: Institutional Class
Fidelity Real Estate Investment Portfolio
Fidelity Telecom and Utilities Fund

Number of Shares Outstanding as of April 30, 2016
FIDELITY COVINGTON TRUST

Fidelity MSCI Consumer Discretionary Index ETF
Fidelity MSCI Consumer Staples Index ETF
Fidelity MSCI Energy Index ETF
Fidelity MSCI Financials Index ETF
Fidelity MSCI Health Care Index ETF
Fidelity MSCI Industrials Index ETF
Fidelity MSCI Information Technology Index ETF
Fidelity MSCI Materials Index ETF
Fidelity MSCI Telecommunication Services Index ETF
Fidelity MSCI Utilities Index ETF
Fidelity MSCI Real Estate Index ETF

APPENDIX G

Record and/or beneficial ownership as of April 30, 2016:

FIDELITY ADVISOR SERIES VII

Class Name	Owner Name	City	State	Ownership %

FIDELITY SELECT PORTFOLIOS

Fund or Class Name	Owner Name	City	State	Ownership %

FIDELITY COVINGTON TRUST

Fund Name	Owner Name	City	State	Ownership %

*	The ownership information shown above is for a class of shares of the fund.

[A shareholder owning of record or beneficially more than 25% of a fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders.]

APPENDIX H

Information regarding nominee ownership of fund shares as of April 30, 2016 is provided below.

Interested Nominee
Dollar range of fund shares as of 4/30/16	Brian B. Hogan
FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Communications Equipment Fund
Fidelity Advisor Consumer Discretionary Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Energy Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Industrials Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Fund

FIDELITY SELECT PORTFOLIOS
Air Transportation Portfolio
Automotive Portfolio
Banking Portfolio
Biotechnology Portfolio
Brokerage and Investment Management Portfolio
Chemicals Portfolio
Communications Equipment Portfolio
Computers Portfolio
Construction and Housing Portfolio
Consumer Discretionary Portfolio
Consumer Finance Portfolio
Consumer Staples Portfolio
Defense and Aerospace Portfolio
Electronics Portfolio
Energy Portfolio
Energy Service Portfolio
Environment and Alternative Energy Portfolio
Financial Services Portfolio
Gold Portfolio
Health Care Portfolio
Health Care Services Portfolio
Industrial Equipment Portfolio
Industrials Portfolio
Insurance Portfolio
IT Services Portfolio
Leisure Portfolio
Materials Portfolio

Medical Equipment and Systems Portfolio
Multimedia Portfolio
Natural Gas Portfolio
Natural Resources Portfolio
Pharmaceuticals Portfolio
Retailing Portfolio
Software and IT Services Portfolio
Technology Portfolio
Telecommunications Portfolio
Transportation Portfolio
Utilities Portfolio
Wireless Portfolio
Fidelity International Real Estate Fund
Fidelity Real Estate Investment Portfolio
Fidelity Telecom and Utilities Fund

FIDELITY COVINGTON TRUST
Fidelity MSCI Consumer Discretionary Index ETF
Fidelity MSCI Consumer Staples Index ETF
Fidelity MSCI Energy Index ETF
Fidelity MSCI Financials Index ETF
Fidelity MSCI Health Care Index ETF
Fidelity MSCI Industrials Index ETF
Fidelity MSCI Information Technology Index ETF
Fidelity MSCI Materials Index ETF
Fidelity MSCI Telecommunication Services Index ETF
Fidelity MSCI Utilities Index ETF
Fidelity MSCI Real Estate Index ETF
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY

Independent Nominees
Dollar range of fund shares as of 4/30/16	Donald F. Donahue	David A. Rosow	Garnett A. Smith	Michael Wiley
FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Communications Equipment Fund
Fidelity Advisor Consumer Discretionary Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Energy Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Industrials Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Fund

FIDELITY SELECT PORTFOLIOS
Air Transportation Portfolio
Automotive Portfolio
Banking Portfolio
Biotechnology Portfolio
Brokerage and Investment Management Portfolio
Chemicals Portfolio
Communications Equipment Portfolio
Computers Portfolio
Construction and Housing Portfolio
Consumer Discretionary Portfolio
Consumer Finance Portfolio
Consumer Staples Portfolio
Defense and Aerospace Portfolio
Electronics Portfolio
Energy Portfolio
Energy Service Portfolio
Environment and Alternative Energy Portfolio
Financial Services Portfolio
Gold Portfolio
Health Care Portfolio
Health Care Services Portfolio
Industrial Equipment Portfolio
Industrials Portfolio
Insurance Portfolio
IT Services Portfolio
Leisure Portfolio
Materials Portfolio
Medical Equipment and Systems Portfolio
Multimedia Portfolio
Natural Gas Portfolio
Natural Resources Portfolio
Pharmaceuticals Portfolio
Retailing Portfolio
Software and IT Services Portfolio
Technology Portfolio
Telecommunications Portfolio
Transportation Portfolio
Utilities Portfolio
Wireless Portfolio
Fidelity International Real Estate Fund
Fidelity Real Estate Investment Portfolio
Fidelity Telecom and Utilities Fund

FIDELITY COVINGTON TRUST
Fidelity MSCI Consumer Discretionary Index ETF
Fidelity MSCI Consumer Staples Index ETF
Fidelity MSCI Energy Index ETF
Fidelity MSCI Financials Index ETF
Fidelity MSCI Health Care Index ETF
Fidelity MSCI Industrials Index ETF
Fidelity MSCI Information Technology Index ETF
Fidelity MSCI Materials Index ETF
Fidelity MSCI Telecommunication Services Index ETF
Fidelity MSCI Utilities Index ETF
Fidelity MSCI Real Estate Index ETF
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY

APPENDIX I

The following table sets forth information describing the compensation of each Trustee and member of the Advisory Board for his or her services, for each fund’s fiscal year end (refer to Appendix A for fiscal year end information) or the calendar year ended December 31, 2015, as applicable. Brian B. Hogan is an interested person and is compensated by Fidelity.

Compensation Table

AGGREGATE COMPENSATION FROM A FUND	Donald F. Donahue[1]	David A. Rosow	Garnett A. Smith	Michael E. Wiley
FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	$0	$11,741	$11,360	$12,798
Fidelity Advisor Communications Equipment Fund	$0	$74	$72	$80
Fidelity Advisor Consumer Discretionary Fund	$0	$716	$693	$780
Fidelity Advisor Electronics Fund	$0	$460	$445	$501
Fidelity Advisor Energy Fund[2]	$0	$3,962	$3,843	$4,320
Fidelity Advisor Financial Services Fund	$0	$931	$902	$1,015
Fidelity Advisor Health Care Fund	$0	$10,265	$9,935	$11,189
Fidelity Advisor Industrials Fund	$0	$4,291	$4,162	$4,678
Fidelity Advisor Real Estate Fund[3]	$0	$4,459	$4,321	$4,861
Fidelity Advisor Technology Fund[4]	$0	$7,266	$7,045	$7,920
Fidelity Advisor Utilities Fund	$0	$1,568	$1,521	$1,710

FIDELITY SELECT PORTFOLIOS
Air Transportation Portfolio	$758	$2,133	$2,059	$2,330
Automotive Portfolio	$197	$521	$503	$569
Banking Portfolio	$1,383	$3,004	$2,902	$3,284
Biotechnology Portfolio[5]	$29,382	$67,986	$65,672	$74,322
Brokerage and Investment Management Portfolio[6]	$862	$2,329	$2,249	$2,546
Chemicals Portfolio[7]	$2,328	$6,075	$5,863	$6,636
Communications Equipment Portfolio	$396	$1,018	$983	$1,112
Computers Portfolio[8]	$1,025	$2,855	$2,756	$3,120
Construction and Housing Portfolio	$1,079	$2,229	$2,153	$2,435
Consumer Discretionary Portfolio	$2,564	$5,492	$5,305	$6,002
Consumer Finance Portfolio	$221	$559	$539	$610
Consumer Staples Portfolio[9]	$5,810	$13.337	$12,878	$14,570
Defense and Aerospace Portfolio[10]	$1,818	$4,220	$4,074	$4,609
Electronics Portfolio[11]	$3,024	$8,472	$8,173	$9,252
Energy Portfolio[12]	$3,871	$9,415	$9,089	$10,286
Energy Service Portfolio[13]	$1,041	$2,815	$2,716	$3,075
Environment and Alternative Energy Portfolio	$158	$375	$362	$410
Financial Services Portfolio	$2,593	$6,183	$5,971	$6,757
Gold Portfolio[14]	$1,771	$4,306	$4,156	$4,703
Health Care Portfolio[15]	$18,558	$45,062	$43,522	$49,254
Health Care Services Portfolio[16]	$2,016	$4,472	$4,320	$4,888
Industrial Equipment Portfolio	$287	$758	$731	$827
Industrials Portfolio[17]	$2,302	$5,232	$5,052	$5,717
Insurance Portfolio	$979	$2,037	$1,968	$2,226
IT Services Portfolio	$3,934	$6,866	$6,632	$7,499
Leisure Portfolio	$967	$2,149	$2,076	$2,349

Materials Portfolio[18]	$3,233	$8,181	$7,899	$8,940
Medical Equipment and Systems Portfolio[19]	$4,109	$9,568	$9,240	$10,455
Multimedia Portfolio	$1,429	$3,493	$3,373	$3,817
Natural Gas Portfolio[20]	$657	$1,921	$1,854	$2,099
Natural Resources Portfolio[21]	$1,137	$2,982	$2,879	$3,258
Pharmaceuticals Portfolio[22]	$4,224	$9,697	$9,368	$10,600
Retailing Portfolio	$3,471	$5,930	$5,725	$6,472
Software and IT Services Portfolio[23]	$6,387	$13,827	$13,351	$15,105
Technology Portfolio[24]	$6,062	$13,326	$12,867	$14,559
Telecommunications Portfolio	$1,134	$2,174	$2,100	$2,375
Transportation Portfolio	$980	$3,104	$2,995	$3,391
Utilities Portfolio	$1,405	$3,604	$3,479	$3,937
Wireless Portfolio	$470	$1,135	$1,096	$1,240
Fidelity International Real Estate Fund	$0	$1,850	$1,794	$2,017
Fidelity Real Estate Investment Portfolio[25]	$0	$22,213	$21,532	$24,213
Fidelity Telecom and Utilities Fund[26]	$1,327	$4,201	$4,054	$4,597

FIDELITY COVINGTON TRUST
Fidelity MSCI Consumer Discretionary Index ETF	$0	$862	$883	$940
Fidelity MSCI Consumer Staples Index ETF	$0	$776	$751	$846
Fidelity MSCI Energy Index ETF	$0	$1,060	$1,025	$1,155
Fidelity MSCI Financials Index ETF	$0	$1,030	$997	$1,123
Fidelity MSCI Health Care Index ETF	$0	$1,979	$1,913	$2,157
Fidelity MSCI Industrials Index ETF	$0	$690	$669	$752
Fidelity MSCI Information Technology Index ETF	$0	$1,416	$1,371	$1,543
Fidelity MSCI Materials Index ETF	$0	$536	$520	$585
Fidelity MSCI Telecommunication Services Index ETF	$0	$410	$398	$447
Fidelity MSCI Utilities Index ETF	$0	$647	$625	$705
Fidelity MSCI Real Estate Index ETF+	$0	$105	$101	$115
TOTAL COMPENSATION FROM THE FUND COMPLEX[27]	$99,000	$392,000	$378,500	$428,500

[1]	Effective October 1, 2015, Mr. Donahue serves as a member of the Advisory Board.
[2]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Garnett A. Smith, $3,578; and Michael E. Wiley, $3,393.
[3]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Garnett A. Smith, $4,015; and Michael E. Wiley, $3,812.
[4]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Garnett A. Smith, $6,545; and Michael E. Wiley, $6,211.
[5]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $19,741, Garnett A. Smith, $60,549, and Michael E. Wiley, $59,101.
[6]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $576, Garnett A. Smith, $2,078, and Michael E. Wiley, $2,023.
[7]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $1,612, Garnett A. Smith, $5,409, and Michael E. Wiley, $5,267.

[8]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $689, Garnett A. Smith, $2,547, and Michael E. Wiley, $2,477.
[9]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $4,004, Garnett A. Smith, $11,845, and Michael E. Wiley, $11,561.
[10]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $1,265, Garnett A. Smith, $3,749, and Michael E. Wiley, $3,658.
[11]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $2,098, Garnett A. Smith, $7,548, and Michael E. Wiley, $7,341.
[12]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $2,664, Garnett A. Smith, $8,379, and Michael E. Wiley, $8,168.
[13]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $707, Garnett A. Smith, $2,508, and Michael E. Wiley, $2,441.
[14]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $1,219, Garnett A. Smith, $3,827, and Michael E. Wiley, $3,730.
[15]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $12,454, Garnett A. Smith, $40,123, and Michael E. Wiley, $39,125.
[16]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $1,375, Garnett A. Smith, $3,975, and Michael E. Wiley, $3,882.
[17]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $1,587, Garnett A. Smith, $4,654, and Michael E. Wiley, $4,543.
[18]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $2,208, Garnett A. Smith, $7,289, and Michael E. Wiley, $7,101.
[19]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $2,811, Garnett A. Smith, $8,508, and Michael E. Wiley, $8,302.
[20]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $445, Garnett A. Smith, $1,714, and Michael E. Wiley, $1,665.
[21]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $776, Garnett A. Smith, $2,657, and Michael E. Wiley, $2,587.
[22]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $2,838, Garnett A. Smith, $8,628, and Michael E. Wiley, $8,423.
[23]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $4,469, Garnett A. Smith, $12,280, and Michael E. Wiley, $12,001.

[24]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $4,229, Garnett A. Smith, $11,839, and Michael E. Wiley, $11,566.
[25]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Garnett A. Smith, $20,000 and Michael E. Wiley, $18,985.
[26]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $890; Garnett A. Smith, $3,802; and Michael E. Wiley, $3,691.
[27]	Reflects compensation received for the calendar year ended December 31, 2015 for 75 funds of 4 trusts. Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Donald F. Donahue, $40,192; Garnett A. Smith, $248,091; and Michael E. Wiley, $240,000.
+	Estimated for the fund’s first full year.

APPENDIX J

The policies to be eliminated under Proposal 2 are provided below.

Fund	Policy to be Eliminated
FIDELITY ADVISOR SERIES VII

Fidelity Advisor Biotechnology Fund	Fidelity Advisor Biotechnology Fund invests primarily in companies engaged in the research, development, manufacture, and distribution of various biotechnological products, services, and processes, and companies that benefit significantly from scientific and technological advances in biotechnology.

Fidelity Advisor Communications Equipment Fund	Fidelity Advisor Communications Equipment Fund invests primarily in companies engaged in the development, manufacture, or sale of communications equipment.

Fidelity Advisor Consumer Discretionary Fund	Fidelity Advisor Consumer Discretionary Fund invests primarily in companies engaged in the manufacture and distribution of consumer discretionary products and services.

Fidelity Advisor Electronics Fund	Fidelity Advisor Electronics Fund invests primarily in companies engaged in the design, manufacture, or sale of electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors.

Fidelity Advisor Energy Fund	Fidelity Advisor Energy Fund invests primarily in companies in the energy field, including the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale and solar power.

Fidelity Advisor Financial Services Fund	Fidelity Advisor Financial Services Fund invests primarily in companies providing financial services to consumers and industry.

Fidelity Advisor Health Care Fund	Fidelity Advisor Health Care Fund invests primarily in companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine.

Fidelity Advisor Industrials Fund	Fidelity Advisor Industrials Fund invests primarily in companies engaged in the research, development, manufacture, distribution, supply, or sale of industrial products, services, or equipment.

Fidelity Advisor Technology Fund	Fidelity Advisor Technology Fund invests primarily in companies which have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements.

Fidelity Advisor Utilities Fund	Fidelity Advisor Utilities Fund invests primarily in companies in the utilities industry and companies deriving a majority of their revenues from their utility operations.

FIDELITY SELECT PORTFOLIOS

Air Transportation Portfolio	Air Transportation Portfolio invests primarily in companies engaged in the regional, national, and international movement of passengers, mail and freight via aircraft.

Automotive Portfolio	Automotive Portfolio invests primarily in companies engaged in the manufacture, marketing or sale of automobiles, trucks, specialty vehicles, parts, tires, and related services.

Banking Portfolio	Banking Portfolio invests primarily in companies engaged in banking.

Biotechnology Portfolio	Biotechnology Portfolio invests primarily in companies engaged in the research, development, manufacture, and distribution of various biotechnological products, services, and processes and companies that benefit significantly from scientific and technological advances in biotechnology.

Brokerage and Investment Management Portfolio	Brokerage and Investment Management Portfolio invests primarily in companies engaged in stock brokerage, commodity brokerage, investment banking, tax-advantaged investment or investment sales, investment management, or related investment advisory services.

Chemicals Portfolio	Chemicals Portfolio invests primarily in companies engaged in the research, development, manufacture or marketing of products or services related to the chemical process industries.

Communications Equipment Portfolio	Communications Equipment Portfolio invests primarily in companies engaged in the development, manufacture, or sale of communications equipment.

Computers Portfolio	Computers Portfolio invests primarily in companies engaged in research, design, development, manufacture or distribution of products, processes or services that relate to currently available or experimental hardware technology within the computer industry.

Construction and Housing Portfolio	Construction and Housing Portfolio invests primarily in companies engaged in the design and construction of residential, commercial, industrial and public works facilities, as well as companies engaged in the manufacture, supply, distribution, or sale of construction and housing products or services.

Consumer Discretionary Portfolio	Consumer Discretionary Portfolio invests primarily in companies engaged in the manufacture and distribution of consumer discretionary products and services.

Consumer Finance Portfolio	Consumer Finance Portfolio invests primarily in companies providing products and services associated with consumer finance.

Consumer Staples Portfolio	Consumer Staples Portfolio invests primarily in companies engaged in the manufacture, sale, or distribution of consumer staples.

Defense and Aerospace Portfolio	Defense and Aerospace Portfolio invests primarily in companies engaged in the research, manufacture or sale of products or services related to the defense or aerospace industries.

Electronics Portfolio	Electronics Portfolio invests primarily in companies engaged in the design, manufacture, or sale of electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors.

Energy Portfolio	Energy Portfolio invests primarily in companies in the energy field, including the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale and solar power.

Energy Service Portfolio	Energy Service Portfolio invests primarily in companies in the energy service field, including those that provide services and equipment to the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale and solar power.

Environment and Alternative Energy Portfolio	Environment and Alternative Energy Portfolio invests primarily in companies engaged in business activities related to alternative and renewable energy, energy efficiency, pollution control, water infrastructure, waste and recycling technologies, or other environmental support services.

Financial Services Portfolio	Financial Services Portfolio invests primarily in companies that provide financial services to consumers and industry.

Gold Portfolio	Gold Portfolio invests primarily in companies engaged in exploration, mining, processing, or dealing in gold, or, to a lesser degree, in silver, platinum, diamonds, or other precious metals and minerals.

Health Care Portfolio	Health Care Portfolio invests primarily in companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine.

Health Care Services Portfolio	Health Care Services Portfolio invests primarily in companies engaged in the ownership or management of hospitals, nursing homes, health maintenance organizations, and other companies specializing in the delivery of health care services.

Industrial Equipment Portfolio	Industrial Equipment Portfolio invests primarily in companies engaged in the manufacture, distribution or service of products and equipment for the industrial sector, including integrated producers of capital equipment (such as general industrial machinery, farm equipment, and computers), parts suppliers and subcontractors.

Industrials Portfolio	Industrials Portfolio invests primarily in companies engaged in the research, development, manufacture, distribution, supply, or sale of industrial products, services, or equipment.

Insurance Portfolio	Insurance Portfolio invests primarily in companies engaged in underwriting, reinsuring, selling, distributing, or placing of property and casualty, life, or health insurance.

IT Services Portfolio	IT Services Portfolio invests primarily in companies engaged in providing information technology services.

Leisure Portfolio	Leisure Portfolio invests primarily in companies engaged in the design, production, or distribution of goods or services in the leisure industries.

Materials Portfolio	Materials Portfolio invests primarily in companies engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods.

Medical Equipment and Systems Portfolio	Medical Equipment and Systems Portfolio invests primarily in companies engaged in research, development, manufacture, distribution, supply or sale of medical equipment and devices and related technologies.

Multimedia Portfolio	Multimedia Portfolio invests primarily in companies engaged in the development, production, sale and distribution of goods or services used in the broadcast and media industries.

Natural Gas Portfolio	Natural Gas Portfolio invests primarily in companies engaged in the production, transmission, and distribution of natural gas, and involved in the exploration of potential natural gas sources, as well as those companies that provide services and equipment to natural gas producers, refineries, cogeneration facilities, converters, and distributors.

Natural Resources Portfolio	Natural Resources Portfolio invests primarily in companies that own or develop natural resources, or supply goods and services to such companies.

Pharmaceuticals Portfolio	Pharmaceuticals Portfolio invests primarily in companies engaged in the research, development, manufacture, sale, or distribution of pharmaceuticals and drugs of all types.

Retailing Portfolio	Retailing Portfolio invests primarily in companies engaged in merchandising finished goods and services primarily to individual consumers.

Software and IT Services Portfolio	Software and IT Services Portfolio invests primarily in companies engaged in research, design, production or distribution of products or processes that relate to software or information-based services.

Technology Portfolio	Technology Portfolio invests primarily in companies which SelectCo believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements.

Telecommunications Portfolio	Telecommunications Portfolio invests primarily in companies engaged in the development, manufacture, or sale of communications services or communications equipment.

Transportation Portfolio	Transportation Portfolio invests primarily in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment.

Utilities Portfolio	Utilities Portfolio invests primarily in companies in the utilities industry and companies deriving a majority of their revenues from their utility operations.

Wireless Portfolio	Wireless Portfolio invests primarily in companies engaged in activities relating to wireless communications services or products.

APPENDIX K

Fees billed by PwC or Deloitte Entities in each of the last two fiscal years for services rendered to each fund are shown in the table below. Appendix A identifies the independent registered public accounting firm for each fund.

July 31, 2015 A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$38,000	$—	$4,700	$1,100
Fidelity Advisor Communications Equipment Fund	$38,000	$—	$4,700	$600
Fidelity Advisor Consumer Discretionary Fund	$37,000	$—	$5,800	$700
Fidelity Advisor Electronics Fund	$37,000	$—	$4,700	$600
Fidelity Advisor Energy Fund	$38,000	$—	$7,300	$800
Fidelity Advisor Financial Services Fund	$38,000	$—	$7,500	$700
Fidelity Advisor Health Care Fund	$38,000	$—	$5,800	$1,100
Fidelity Advisor Industrials Fund	$37,000	$—	$5,800	$800
Fidelity Advisor Real Estate Fund	$41,000	$—	$5,800	$800
Fidelity Advisor Technology Fund	$50,000	$—	$5,800	$900
Fidelity Advisor Utilities Fund	$36,000	$—	$6,500	$700

July 31, 2014 A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$36,000	$—	$4,700	$800
Fidelity Advisor Communications Equipment Fund	$37,000	$—	$4,700	$600
Fidelity Advisor Consumer Discretionary Fund	$35,000	$—	$5,800	$600
Fidelity Advisor Electronics Fund	$35,000	$—	$4,700	$600
Fidelity Advisor Energy Fund	$37,000	$—	$6,800	$700
Fidelity Advisor Financial Services Fund	$37,000	$—	$6,600	$600
Fidelity Advisor Health Care Fund	$37,000	$—	$5,800	$800
Fidelity Advisor Industrials Fund	$36,000	$—	$5,800	$700
Fidelity Advisor Real Estate Fund	$40,000	$—	$5,800	$700
Fidelity Advisor Technology Fund	$38,000	$—	$5,800	$800
Fidelity Advisor Utilities Fund	$35,000	$—	$6,000	$600

February 29, 2016 A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$40,000	$—	$3,500	$1,900
Automotive Portfolio	$36,000	$—	$2,800	$1,800
Banking Portfolio	$37,000	$—	$2,800	$1,900
Biotechnology Portfolio	$60,000	$—	$14,500	$6,200
Brokerage and Investment Management Portfolio	$37,000	$—	$3,500	$1,900

Chemicals Portfolio	$39,000	$—	$2,800	$2,100
Communications Equipment Portfolio	$39,000	$—	$4,600	$1,800
Computers Portfolio	$38,000	$—	$3,500	$1,900
Construction and Housing Portfolio	$36,000	$—	$2,800	$1,900
Consumer Discretionary Portfolio	$42,000	$—	$2,800	$2,100
Consumer Finance Portfolio	$37,000	$—	$3,900	$1,800
Consumer Staples Portfolio	$45,000	$—	$2,800	$2,600
Defense and Aerospace Portfolio	$37,000	$—	$3,500	$2,000
Electronics Portfolio	$40,000	$—	$2,800	$2,300
Energy Portfolio	$41,000	$—	$3,100	$2,400
Energy Service Portfolio	$38,000	$—	$2,800	$1,900
Environment and Alternative Energy Portfolio	$36,000	$—	$2,800	$1,800
Financial Services Portfolio	$41,000	$—	$5,900	$2,100
Gold Portfolio	$59,000	$—	$6,800	$2,300
Health Care Portfolio	$47,000	$—	$2,800	$4,700
Health Care Services Portfolio	$37,000	$—	$2,800	$2,000
Industrial Equipment Portfolio	$41,000	$—	$2,800	$1,800
Industrials Portfolio	$42,000	$—	$2,800	$2,100
Insurance Portfolio	$37,000	$—	$2,800	$1,900
IT Services Portfolio	$38,000	$—	$2,800	$2,100
Leisure Portfolio	$39,000	$—	$2,800	$1,900
Materials Portfolio	$45,000	$—	$5,600	$2,300
Medical Equipment and Systems Portfolio	$38,000	$—	$2,800	$2,300
Multimedia Portfolio	$37,000	$—	$4,200	$2,000
Natural Gas Portfolio	$39,000	$—	$3,500	$1,900
Natural Resources Portfolio	$36,000	$—	$2,800	$1,900
Pharmaceuticals Portfolio	$40,000	$—	$2,800	$2,400
Retailing Portfolio	$37,000	$—	$2,800	$2,100
Software and IT Services Portfolio	$38,000	$—	$2,800	$2,600
Technology Portfolio	$42,000	$—	$2,800	$2,600
Telecommunications Portfolio	$43,000	$—	$2,800	$1,900
Transportation Portfolio	$39,000	$—	$2,800	$2,000
Utilities Portfolio	$40,000	$—	$2,800	$2,000
Wireless Portfolio	$36,000	$—	$2,800	$1,800

February 28, 2015 A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$35,000	$—	$5,300	$—
Automotive Portfolio	$34,000	$—	$2,800	$—
Banking Portfolio	$34,000	$—	$2,800	$—
Biotechnology Portfolio	$48,000	$—	$3,200	$—
Brokerage and Investment Management Portfolio	$35,000	$—	$3,600	$—
Chemicals Portfolio	$35,000	$—	$6,900	$—
Communications Equipment Portfolio	$34,000	$—	$6,300	$—
Computers Portfolio	$35,000	$—	$2,800	$—
Construction and Housing Portfolio	$34,000	$—	$2,800	$—
Consumer Discretionary Portfolio	$34,000	$—	$7,700	$—
Consumer Finance Portfolio	$35,000	$—	$3,900	$—
Consumer Staples Portfolio	$40,000	$—	$5,300	$—
Defense and Aerospace Portfolio	$36,000	$—	$2,800	$—
Electronics Portfolio	$35,000	$—	$5,300	$—
Energy Portfolio	$38,000	$—	$7,500	$—
Energy Service Portfolio	$37,000	$—	$3,600	$—
Environment and Alternative Energy Portfolio	$35,000	$—	$2,800	$—
Financial Services Portfolio	$36,000	$—	$6,700	$—
Gold Portfolio	$57,000	$—	$8,400	$—
Health Care Portfolio	$41,000	$—	$2,800	$—
Health Care Services Portfolio	$35,000	$—	$2,800	$—
Industrial Equipment Portfolio	$39,000	$—	$2,800	$—
Industrials Portfolio	$35,000	$—	$5,300	$—
Insurance Portfolio	$35,000	$—	$2,800	$—
IT Services Portfolio	$35,000	$—	$2,800	$—
Leisure Portfolio	$35,000	$—	$6,400	$—
Materials Portfolio	$41,000	$—	$6,500	$—
Medical Equipment and Systems Portfolio	$36,000	$—	$2,800	$—
Multimedia Portfolio	$35,000	$—	$2,800	$—
Natural Gas Portfolio	$35,000	$—	$5,300	$—
Natural Resources Portfolio	$35,000	$—	$4,800	$—
Pharmaceuticals Portfolio	$36,000	$—	$5,300	$—
Retailing Portfolio	$35,000	$—	$2,800	$—
Software and IT Services Portfolio	$36,000	$—	$2,800	$—
Technology Portfolio	$37,000	$—	$2,800	$—
Telecommunications Portfolio	$38,000	$—	$5,300	$—
Transportation Portfolio	$35,000	$—	$5,300	$—
Utilities Portfolio	$36,000	$—	$5,700	$—
Wireless Portfolio	$33,000	$—	$2,800	$—

July 31, 2015 A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity International Real Estate Fund	$48,000	$—	$6,000	$700
Fidelity Real Estate Investment Portfolio	$43,000	$—	$5,800	$1,600

July 31, 2014 A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity International Real Estate Fund	$51,000	$—	$6,100	$900
Fidelity Real Estate Investment Portfolio	$50,000	$—	$5,900	$1,700

January 31, 2016 A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Telecom and Utilities Fund	$46,000	$—	$3,500	$1,900

January 31, 2015 A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Telecom and Utilities Fund	$54,000	$—	$3,600	$100

July 31, 2015 A,B	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity MSCI Consumer Discretionary Index ETF	$13,000	$—	$3,500	$700
Fidelity MSCI Consumer Staples Index ETF	$13,000	$—	$3,500	$700
Fidelity MSCI Energy Index ETF	$13,000	$—	$3,500	$700
Fidelity MSCI Financials Index ETF	$13,000	$—	$3,500	$700
Fidelity MSCI Health Care Index ETF	$13,000	$—	$3,500	$700
Fidelity MSCI Industrials Index ETF	$13,000	$—	$3,500	$700
Fidelity MSCI Information Technology Index ETF	$13,000	$—	$3,500	$700
Fidelity MSCI Materials Index ETF	$13,000	$—	$3,500	$600
Fidelity MSCI Telecommunication Services Index ETF	$13,000	$—	$3,500	$600
Fidelity MSCI Utilities Index ETF	$13,000	$—	$3,500	$700
Fidelity MSCI Real Estate Index ETF	$11,000	$—	$2,500	$300

July 31, 2014 A,B,C	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity MSCI Consumer Discretionary Index ETF	$12,000	$—	$2,500	$500
Fidelity MSCI Consumer Staples Index ETF	$12,000	$—	$2,500	$500
Fidelity MSCI Energy Index ETF	$12,000	$—	$2,500	$500
Fidelity MSCI Financials Index ETF	$12,000	$—	$2,500	$500
Fidelity MSCI Health Care Index ETF	$12,000	$—	$2,500	$500
Fidelity MSCI Industrials Index ETF	$12,000	$—	$2,500	$500
Fidelity MSCI Information Technology Index ETF	$12,000	$—	$2,500	$500
Fidelity MSCI Materials Index ETF	$12,000	$—	$2,500	$500
Fidelity MSCI Telecommunication Services Index ETF	$12,000	$—	$2,500	$500
Fidelity MSCI Utilities Index ETF	$12,000	$—	$2,500	$500
Fidelity MSCI Real Estate Index ETF	$—	$—	$—	$—

A	Amounts may reflect rounding.
B	Fidelity MSCI Real Estate Index ETF commenced operations on February 2, 2015.
C	Fidelity MSCI Consumer Discretionary Index ETF, Fidelity MSCI Consumer Staples Index ETF, Fidelity MSCI Energy Index ETF, Fidelity MSCI Financials Index ETF, Fidelity MSCI Health Care Index ETF, Fidelity MSCI Industrials Index ETF, Fidelity MSCI Information Technology Index ETF, Fidelity MSCI Materials Index ETF, Fidelity MSCI Telecommunication Services Index ETF and Fidelity MSCI Utilities Index ETF commenced operations on October 21, 2013.

“Audit Fees” represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

“All Other Fees” represent fees billed for services provided to a fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

APPENDIX L

Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund are shown in the table below.

July 31, 2015 FeesA,B	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$—	$—	$175,000

July 31, 2014 FeesA,B,C	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$355,000	$—	$745,000

January 31, 2016 FeesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$5,695,000	$—	$—

January 31, 2015 FeesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$5,950,000	$—	$—

February 29, 2016 FeesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$5,695,000	$—	$—

February 28, 2015 FeesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$5,900,000	$—	$—

A	Amounts may reflect rounding.
B	May include amounts billed prior to the Fidelity MSCI Real Estate Index ETF’s commencement of operations.
C	May include amounts billed prior to the Fidelity MSCI Consumer Discretionary Index ETF, Fidelity MSCI Consumer Staples Index ETF, Fidelity MSCI Energy Index ETF, Fidelity MSCI Financials Index ETF, Fidelity MSCI Health Care Index ETF, Fidelity MSCI Industrials Index ETF, Fidelity MSCI Information Technology Index ETF, Fidelity MSCI Materials Index ETF, Fidelity MSCI Telecommunication Services Index ETF and Fidelity MSCI Utilities Index ETF’s commencement of operations.

“Audit Fees” represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

“All Other Fees” represent fees billed for services provided to a fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

APPENDIX M

Aggregate non-audit fees billed by PwC or Deloitte Entities for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds are shown below.

Trust/Firm	Fiscal Year End	Aggregate Non-Audit FeesA
Fidelity Advisor Series VII
Deloitte Entities	July 31, 2015	$610,000
Deloitte Entities	July 31, 2014	$2,005,000

Fidelity Select Portfolios
Deloitte Entities	July 31, 2015	$550,000
Deloitte Entities	July 31, 2014	$1,950,000
PwC	January 31, 2016	$6,145,000
PwC	January 31, 2015	$8,105,000
PwC	February 29, 2016	$6,315,000
PwC	February 28, 2015	$8,270,000B

Fidelity Covington Trust
Deloitte Entities	July 31, 2015	$580,000C
Deloitte Entities	July 31, 2014	$1,965,000C,D

A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.
C	May include amounts billed prior to the Fidelity MSCI Real Estate Index ETF’s commencement of operations.
D	May include amounts billed prior to the Fidelity MSCI Consumer Discretionary Index ETF, Fidelity MSCI Consumer Staples Index ETF, Fidelity MSCI Energy Index ETF, Fidelity MSCI Financials Index ETF, Fidelity MSCI Health Care Index ETF, Fidelity MSCI Industrials Index ETF, Fidelity MSCI Information Technology Index ETF, Fidelity MSCI Materials Index ETF, Fidelity MSCI Telecommunication Services Index ETF and Fidelity MSCI Utilities Index ETF’s commencement of operations.

Fidelity and Fidelity Advisor are registered service marks of FMR LLC. ©2016 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.9869918.100	SECTOR16-PXS-0716

Form of Proxy Card: Funds with Proposal 1 Only

Fidelity Investments® (logo)		Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 673023 Dallas, TX 75267-3023		of additional mailings.

Vote by Internet, Touch-Tone Telephone, or Mail!

		LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

		CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here] [Client Code prints here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Brian B. Hogan, William C. Coffey, and Michael E. Wiley, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on September 14, 2016 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder’s name and address prints here]	CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[Card Code prints here]

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:	(●)	(●)	(●)

1.	To elect a Board of Trustees.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominee(s) on the line above.
(01) Donald F. Donahue (02) Brian B. Hogan (03) David A. Rosow (04) Garnett A. Smith (05) Michael E. Wiley

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

[Card Code prints here]
Signature (PLEASE SIGN WITHIN BOX)	Date		Signature (Joint Owners)	Date

Form of Proxy Card: Funds with Proposals 1 and 2 Only

Fidelity Investments® (logo)		Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 673023 Dallas, TX 75267-3023		of additional mailings.

Vote by Internet, Touch-Tone Telephone, or Mail!

		LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

		CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here] [Client Code prints here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Brian B. Hogan, William C. Coffey, and Michael E. Wiley, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on September 14, 2016 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder’s name and address prints here]	CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[Card Code prints here]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:	(●)	(●)	(●)

1.	To elect a Board of Trustees.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominee(s) on the line above.
(01) Donald F. Donahue (02) Brian B. Hogan (03) David A. Rosow (04) Garnett A. Smith (05) Michael E. Wiley

		FOR	AGAINST	ABSTAIN

2.	To eliminate a fundamental investment policy.	(●)	(●)	(●)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

[Card Code prints here]
Signature (PLEASE SIGN WITHIN BOX)	Date		Signature (Joint Owners)	Date

Form of Proxy Card: Funds with Proposals 1, 2 and 3 Only

Fidelity Investments® (logo)		Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.
PO Box 673023 Dallas, TX 75267-3023

Vote by Internet, Touch-Tone Telephone, or Mail!

		LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

		CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]         [Client Code prints here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Brian B. Hogan, William C. Coffey, and Michael E. Wiley, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on September 14, 2016 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder’s name and address prints here]	CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[Card Code prints here]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:	(●)	(●)	(●)

1.	To elect a Board of Trustees.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominee(s) on the line above.

(01) Donald F. Donahue (02) Brian B. Hogan (03) David A. Rosow (04) Garnett A. Smith (05) Michael E. Wiley
		FOR	AGAINST	ABSTAIN

2.	To eliminate a fundamental investment policy.	(●)	(●)	(●)

		FOR	AGAINST	ABSTAIN

3.	To modify the fund’s fundamental concentration policy.	(●)	(●)	(●)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

[Card Code prints here]
Signature (PLEASE SIGN WITHIN BOX)	Date		Signature (Joint Owners)	Date

Form of Proxy Card: Funds with Proposals 1 and 3 Only

Fidelity Investments® (logo)		Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.
PO Box 673023 Dallas, TX 75267-3023

Vote by Internet, Touch-Tone Telephone, or Mail!

		LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

		CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]         [Client Code prints here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Brian B. Hogan, William C. Coffey, and Michael E. Wiley, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on September 14, 2016 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder’s name and address prints here]	CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[Card Code prints here]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:	(●)	(●)	(●)

1.	To elect a Board of Trustees.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominee(s) on the line above.

(01) Donald F. Donahue (02) Brian B. Hogan (03) David A. Rosow (04) Garnett A. Smith (05) Michael E. Wiley

		FOR	AGAINST	ABSTAIN

3.	To modify the fund’s fundamental concentration policy.	(●)	(●)	(●)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

[Card Code prints here]
Signature (PLEASE SIGN WITHIN BOX)	Date		Signature (Joint Owners)	Date

Form of Proxy Card: Funds with Proposals 1, 3 and 4 Only

Fidelity Investments® (logo)		Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.
PO Box 673023 Dallas, TX 75267-3023

Vote by Internet, Touch-Tone Telephone, or Mail!

		LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

		CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]         [Client Code prints here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Brian B. Hogan, William C. Coffey, and Michael E. Wiley, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on September 14, 2016 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder’s name and address prints here]	CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[Card Code prints here]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED AS RECOMMENDED BY THE BOARD OF TRUSTEES.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:	(●)	(●)	(●)

1.	To elect a Board of Trustees.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominee(s) on the line above.

(01) Donald F. Donahue (02) Brian B. Hogan (03) David A. Rosow (04) Garnett A. Smith (05) Michael E. Wiley
		FOR	AGAINST	ABSTAIN

3.	To modify the fund’s fundamental concentration policy.	(●)	(●)	(●)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST THE FOLLOWING:

		FOR	AGAINST	ABSTAIN

4.	Shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity.	(●)	(●)	(●)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

[Card Code prints here]
Signature (PLEASE SIGN WITHIN BOX)	Date		Signature (Joint Owners)	Date

Form of Proxy Card: Funds with Proposals 1, 2 and 4 Only

Fidelity Investments® (logo)		Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.
PO Box 673023 Dallas, TX 75267-3023

Vote by Internet, Touch-Tone Telephone, or Mail!

		LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

		CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]         [Client Code prints here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Brian B. Hogan, William C. Coffey, and Michael E. Wiley, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on September 14, 2016 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder’s name and address prints here]	CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[Card Code prints here]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED AS RECOMMENDED BY THE BOARD OF TRUSTEES.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:	(●)	(●)	(●)

1.	To elect a Board of Trustees.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominee(s) on the line above.

(01) Donald F. Donahue (02) Brian B. Hogan (03) David A. Rosow (04) Garnett A. Smith (05) Michael E. Wiley
		FOR	AGAINST	ABSTAIN

2.	To eliminate a fundamental investment policy.	(●)	(●)	(●)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST THE FOLLOWING:

		FOR	AGAINST	ABSTAIN

4.	Shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity.	(●)	(●)	(●)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

[Card Code prints here]
Signature (PLEASE SIGN WITHIN BOX)	Date		Signature (Joint Owners)	Date